Exhibit No. 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

LICENSE AGREEMENT

This License Agreement (“Agreement”) is made June 10, 2003 between Sumitomo Electric Industries, Ltd. (“SEI”), a Japanese corporation having its principal place of business at 5-33 Kitahama, 4-chome, Chuo-ku, Osaka Japan, and American Superconductor Corporation (“AMSC”), a Delaware corporation having its principal place of business at Two Technology Drive, Westborough, MA 01581-1727.

WITNESSETH:

WHEREAS, SEI has been engaged in the development of Bi Based Superconductor products and has acquired a substantial number of patents in respect thereof;

WHEREAS, AMSC desires to obtain, and SEI is willing to grant a license with respect to AMSC making, using, or selling Products hereinafter defined under certain such patents owned by SEI in accordance with the terms and conditions herein;

WHEREAS, AMSC has been engaged in the development of Bi Based Superconductor products and has acquired a substantial number of patents in respect thereof;

WHEREAS, SEI desires to obtain, and AMSC is willing to grant a license with respect to SEI making, using, or selling Products hereinafter defined under certain such patents owned by AMSC in accordance with the terms and conditions herein; and

WHEREAS, SEI and AMSC desire to avoid patent related disputes and seek opportunities to work on cable opportunities in the United States and in Europe in good faith;

NOW, THEREFORE, the Parties agree as follows:

ARTICLE 1

In this Agreement, including Exhibits, unless the context otherwise requires:

a)	words denoting the singular shall include the plural and vice versa;

b)	words denoting persons shall include corporations and vice versa;

c)	words denoting any gender shall include all genders; and

d)	headings are for convenience only and shall not affect interpretation.

ARTICLE 2 (DEFINITIONS)

In this Agreement, the following words and phrases shall have the following meanings, unless the context clearly requires otherwise:

2.1	Assignment Date

“Assignment Date” shall mean the date when AMSC assigns this Agreement to a third party as described in Article 16.

2.2	Competitor

“Competitor” means a manufacturer of electric power transmission and/or distribution cables.

2.3	Consideration Territory

“Consideration Territory” is the United States of America, Canada, Germany, United Kingdom, France, Italy, Australia and New Zealand.

2.4	Effective Date

“Effective Date” shall mean October 1, 2002.

2.5	Existing Patents

“Existing Patents” shall mean all the Patents listed in Exhibit A and their continuations, continuations-in-part, and divisionals.

2.6	Fair Market Value

“Fair Market Value” shall mean, with respect to any Product or Wire Product sold, leased or put into use, the selling price of the Product or Wire Product, or, in the case of a Product or Wire Product embedded as a component of a larger product, the equivalent selling price which a seller would realize from an unaffiliated buyer in an arm’s length sale of the most nearly identical Product or Wire Product in the same quantity and at the same time and place as such sale, lease or putting into use.

In determining selling price, the following may be excluded:

(a)	packaging costs;

(b)	costs of insurance and transportation;

(c)	import, export, excise, sales and value-added taxes, and customs duties;

(d)	royalties owed to third parties.

2.7	Future Patents

“Future Patents” shall mean all existing and future Patents:

(a)	which directly or indirectly claim priority from a date on or before the Last Priority Date,

(b)	which are owned by a Party or Affiliate or under which a Party has a right to grant a license or sublicense without the need to receive the approval of a third party, and

(c)	which are not included in Exhibit A or Exhibit B.

For avoidance of doubt, Future Patents include patents filed by third parties but later owned by a Party, or for which a Party was later granted a license with the right to grant a royalty-free sublicense to others, including at least the other Party herein.

Any Patents filed by third parties for which a Party is later granted a license with the right to grant a royalty-bearing sublicense to others, including at least the other Party herein shall be excluded from the Future Patents. However, each Party hereto grants to the other Party hereto an option to sublicense any patent directed to the design and/or manufacture of wires, coils, and/or current leads per se with respect to which it may obtain a license with the right to grant royalty-bearing sublicenses, at any time subsequent to the execution of this Agreement. The terms and conditions of such royalty-bearing sublicense later granted by one Party to the other Party hereto shall be subject to the terms of the patent license to the one Party but otherwise consistent with the terms and conditions of the Future Patent license granted hereunder, and the royalty terms and conditions shall be no less favorable than the sublicensing royalty terms and conditions of the patent license to the one Party.

2.8	Have Made Right

“Have Made Right” shall mean the right, under a license granted to a Party under this Agreement, to have a third party make for the Party (i) portions of Wire Products that have in total a Fair Market Value less than [**]% of that of the Wire Product of which such portions are to become a part and (ii) Products or portions of Products, other than Wire Products, if the Wire Products used in such Products are a Party’s Wire Products.

2.9	Last Priority Date

“Last Priority Date” is December 31, 2007.

2.10	Licensed Equipment

“Licensed Equipment” shall mean equipment or products sold by a Manufacturing Customer which contain Products purchased directly or indirectly from AMSC or its Affiliates and for which Manufacturing Customer’s sales price, from which packaging, insurance, transportation, and duties and taxes are subtracted, of such equipment or product is at least [**] times higher than the Fair Market Value of the Products contained therein. In the case AMSC’s existing SuperMachines Business Unit (“SuperMachines BU”) or SuperMachines Subsidiary (defined below) intend to export its products to Japan, Licensed Equipment shall also mean Rotating Machinery Products exported by SuperMachines BU or SuperMachines Subsidiary to Japan, provided that the Fair Market Value of such Rotating Machinery Products is at least [**] times higher than the Fair Market Value of the Wire Products contained in such Rotating Machinery Products. Licensed Equipment excludes Wire Products and electric power cables per se.

2.11	Manufacturing Customer

“Manufacturing Customer” shall mean a non-Japanese manufacturer outside Japan, including any Future AMSC Subsidiary but excluding AMSC itself, AMSC’s Subsidiaries and Affiliates, except for the Future AMSC Subsidiaries, who directly or indirectly purchase Products from AMSC or its Affiliates and use such Products to produce Licensed Equipment. Notwithstanding the foregoing, SuperMachines BU and SuperMachines Subsidiary may be considered as a Manufacturing Customer with respect to and solely to the extent that Rotating Machinery Products shipped by it to Japan constitute Licensed Equipment pursuant to Article 2.10.

2.12	Party and Related Entities

The word “Party” shall mean SEI or AMSC, as the case may be.

“Affiliate” of a Party shall mean (i) any Subsidiary of such Party, or (ii) the Parent Company of such Party.

“Subsidiary” or “Subsidiaries” of a Party shall mean a corporation, limited liability company, partnership or other legal entity (a) fifty percent (50%) or more of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such Party either directly or indirectly; or (b) in cases in which the entity does not have outstanding shares or securities, fifty percent (50%) or more of whose ownership interest representing the right to manage such entity is now or hereafter owned and controlled by such Party either directly or indirectly; provided that any such corporation or other legal entity shall be deemed to be a “Subsidiary” of such Party only as long as such control or ownership exists.

“Parent Company” of a Party shall mean a corporation or other legal entity of which such Party is a Subsidiary.

Notwithstanding the foregoing, [**] corporation having its principal place of business at [**] shall be excluded from being a Subsidiary of SEI.

Irrespective of the above limitations on the meaning of Subsidiary, a Subsidiary of AMSC shall include any separate legal entity incorporating substantially all of the assets of AMSC’s SuperMachines BU (such separate legal entity shall be referred to herein as the “SuperMachines Subsidiary”), provided that the sublicense or waiver granted to it under Article 3 shall be limited to the field of rotating machinery and provided that such entity is not a Competitor of SEI and is not majority owned by a Competitor of SEI and provided further that AMSC shall cause the SuperMachines Subsidiary, to the extent it can do so, not to sue SEI in any forum for infringement by Products of any of the SuperMachines Subsidiary’s Existing Patents or Future Patents. If the SuperMachines Subsidiary sues SEI in any forum for infringement by Products of any of the SuperMachines Subsidiary’s Existing Patents or Future Patents, any sublicense and waiver of suit granted to the SuperMachines Subsidiary, pursuant to Articles 3.1, 3.2 or 3.5 of this Agreement, shall cease immediately.

“Future AMSC Subsidiary” shall mean an AMSC Subsidiary who becomes an AMSC Subsidiary during the term of this Agreement by means of the acquisition of the stock or ownership interest of such Manufacturing Customer and who was a Manufacturing Customer prior to such acquisition.

2.13	Patents

“Patents” or “Patent” shall mean any and all patents worldwide issuing from patent applications directly or indirectly claiming priority to a date before the Last Priority Date, and further including design patents and utility models directly or indirectly claiming priority to a date before the last Priority Date.

2.14	Pirelli

“Pirelli” shall mean Pirelli S.p.A., an Italian corporation having its principal place of business at Viale Sarca, 222-20126 Milano Italy.

2.15	License Fee for Pirelli

“License Fee for Pirelli” shall mean [**] US dollars (US$[**]) which is paid by Pirelli to SEI in consideration of the license to Pirelli as described in Article 3.6.

2.16	Products and Wire Products

“Products” shall mean Bi-based superconducting wires, and magnets, coils and current leads including Bi-based superconducting wires. For clarity, Products do not include other products which incorporate Bi-based wires, magnets, coils or current leads as a component of a larger system.

“Wire Products” shall mean Bi-based superconducting wires. For clarity, Wire Products exclude magnets, coils, current leads and other products, but include the Wire Products contained in any magnet, coil, current lead or other product.

“Rotating Machinery Products” shall mean superconducting rotating machines, including but not limited to motors, generators and dynamic synchronous condensers. Rotating Machinery Products shall also mean superconducting coils per se, intended for use in rotating machinery applications.

2.17	Sub-Contractor

“Sub-Contractor” shall mean a subcontractor of a Manufacturing Customer.

2.18	Then Current Future Patents

“Then Current Future Patents” shall mean only Future Patents which directly or indirectly claim priority from a date on or before the Assignment Date.

2.19	Territory

“SEI’s Territory” shall mean worldwide.

“AMSC’s Territory” shall mean worldwide except Japan.

“Territory” shall mean “SEI’s Territory” or “AMSC’s Territory” as the case may be.

ARTICLE 3 (GRANT FROM SEI TO AMSC)

3.1	SEI hereby grants to AMSC a royalty-bearing license under the Existing Patents of SEI to make, use, sell and offer to sell Products and Products contained in products in AMSC’s Territory, with the right of AMSC to grant sub-licenses under that license only to its Subsidiaries. AMSC shall write notes in the terms and conditions of sale of the Products “This product is not licensed for sale, or lease in Japan,” and notify its customers that the Products may not be exported to Japan except in the form of Licensed Equipment. A Have Made Right for Products under the Existing Patents of SEI is also granted to AMSC.

3.2

SEI hereby grants to AMSC a worldwide, non-exclusive, royalty-free license under the Future Patents of SEI to make, use, sell and offer to sell Products and Products contained in products, with the right of AMSC to grant sub-licenses under that license only to its

Subsidiaries. A Have Made Right for Products under the Future Patents of SEI is also granted to AMSC. For the avoidance of doubt, the license to make, use, sell and offer to sell Products contained in products is limited to the Products themselves and does not include a license to a combination of the Products with the products in which they are contained.

3.3	Any sub-license granted by AMSC pursuant to this Article will become effective only after notification to SEI of the sublicense, providing in that notification the name of the sublicensee and information to establish that it is a Subsidiary of AMSC.

3.4	SEI will not sue in any forum a Manufacturing Customer, or its direct or indirect customers, for infringement by Products under Patents listed in Exhibit B, Existing Patents, or Future Patents of SEI, with respect to Licensed Equipment sold by a Manufacturing Customer worldwide including Japan. In addition to the foregoing, SEI will not sue in Japan a Manufacturing Customer who brings Products sold by AMSC or its Affiliates outside of Japan into Japan to have a Sub-Contractor in Japan assemble Licensed Equipment, provided that the Licensed Equipment sold in Japan is sold by such Manufacturing Customer under such Manufacturing Customer’s name. For avoidance of doubt, SEI may sue a Manufacturing Customer or Sub-Contractor for infringement by products for a reason other than that such products include Products.

3.5	During the period beginning with the Effective Date and ending with the expiration of all the Existing Patents and Future Patents of SEI, SEI will not sue AMSC or its Affiliates in any forum for infringement by Products of any of its Existing Patents, Future Patents or co-owned Patents, whether covered by grants hereunder or not, for making, using, selling, and offering to sell Products or equipment containing Products in AMSC’s Territory except to the extent that SEI has a now existing obligation to cooperate with a co-owner or licensor of any such patents and such co-owner or licensor requires SEI to sue AMSC or to assist such co-owner or licensor to exercise its patent rights against AMSC. Exhibit C lists the co-owned Existing Patents in respect of which SEI has such obligation. Further SEI shall notify from time to time AMSC of any co-owned Future Patents in respect of which SEI will have such obligation. The agreement not to sue under this paragraph shall extend to third parties to the extent that the activities of such third parties are exercising a Have Made Right for AMSC or its Affiliates. For the avoidance of doubt, SEI may sue AMSC or its Affiliates for infringement by equipment for a reason other than that such equipment includes Products.

3.6	SEI hereby agrees to grant to Pirelli a Patent license as set forth in Exhibit D, which shall be executed by SEI and Pirelli prior to or on the same day of this Agreement and effective as of the Effective Date; provided any such grant to Pirelli will not become exercisable until a License Fee for Pirelli is paid by Pirelli to SEI.

3.7	SEI shall cooperate with AMSC in good faith to register the non-exclusive license of any of the Patents granted herein in any country, provided that AMSC bears the cost of such registration.

ARTICLE 4 (GRANT FROM AMSC TO SEI)

4.1	AMSC hereby grants to SEI a royalty-bearing license under the Existing Patents of AMSC to make, use, sell and offer to sell Products and Products contained in products in

SEI’s Territory, with the right of SEI to grant sub-licenses under that license only to its Subsidiaries. A Have Made Right for Products under the Existing Patents of AMSC is also granted to SEI.

4.2	AMSC hereby grants to SEI a worldwide, non-exclusive, royalty-free license under the Future Patents of AMSC to make, use, sell and offer to sell Products and Products contained in products, with the right of SO to grant sub-licenses under that license only to its Subsidiaries. A Have Made Right for Products under the Future Patents of AMSC is also granted to SEI. For the avoidance of doubt, the license to make, use, sell and offer to sell Products contained in products is limited to the Products themselves and does not include a license to a combination of the Products with the products in which they are contained.

4.3	Any sub-license granted by SEI pursuant to this Article will become effective only after notification to AMSC of the sublicense, providing in such notification the name of the sublicensee and information to establish that it is a Subsidiary of SEI.

4.4	During the period beginning with the Effective Date and ending with the expiration of all the Existing Patents and Future Patents of AMSC, AMSC will not sue SEI or its Affiliates in any forum for the infringement by Products of any of its Existing Patents, Future Patents or co-owned Patents, whether covered by grants hereunder or not, for making, using, selling and offering to sell Products or equipment containing Products in SEI’s Territory except to the extent that AMSC has a now existing obligation to cooperate with a co-owner or licensor of any such patent and such co-owner or licensor requires AMSC to sue SEI or to assist such co-owner or licensor to exercise its patent rights against SEI. Exhibit C lists the co-owned Existing Patents in respect of which AMSC has such obligation. Further AMSC shall notify from time to time SO of any co-owned Future Patents in respect of which AMSC will have such obligation. The agreement not to sue under this paragraph shall extend to third parties to the extent that the activities of such third parties are exercising a Have Made Right for SO or its Affiliates. For the avoidance of doubt, AMSC may sue SEI or its Affiliates for infringement by equipment for a reason other than that such equipment includes Products.

4.5	AMSC shall cooperate with SEI in good faith to register the non-exclusive license of any of the Patents granted herein by AMSC in any country, provided that SEI bears the cost of such registration.

4.6

Certain of AMSC’s Existing Patents are Patents which it exclusively licenses from the Massachusetts Institute of Technology (MIT) pursuant to an AMSC and MIT License Agreement effective as of July 6, 1987 and attached hereto as Exhibit E. The exclusivity period extends until the expiration of the last to expire of the MIT Patents listed in Exhibit A. AMSC has the right to sublicense such Patents to SEI provided SEI agrees to the sublicensing obligations AMSC has to MIT under the AMSC and MIT License Agreement. Therefore, SEI agrees that in order for the sublicense to become and remain effective it agrees to all of the terms and conditions of the AMSC and MIT License Agreement applicable to it as if it were a party to that Agreement. Notwithstanding the above, a) AMSC agrees that it will pay to MIT any royalties or other amounts due to MIT as a result of the sublicense granted to SEI, and SEI has no obligation to pay these royalties, and b) reporting requirements shall be those specified in the present Agreement between SEI and AMSC.

ARTICLE 5 (TERM OF AGREEMENT)

This Agreement shall become effective on the Effective Date, and, unless sooner terminated as provided in this Agreement, shall be in full force until all of the Existing Patents and Future Patents of both Parties expire.

ARTICLE 6 (SECRECY)

6.1	Nothing in this Agreement shall be construed as conferring upon either Party or its Subsidiaries any right to include in advertising, packaging or other commercial activities related to Products, any reference to the other Party (or any of its Subsidiaries), its trade names, trademarks or service marks in a manner which would be likely to cause confusion or to indicate that such Products are in any way endorsed or certified by the other Party hereto or its Subsidiaries.

6.2	The Parties hereto shall not disclose the contents of this Agreement to any third party, except as required by law, government regulation or court order, or as required to meet requirements of AMSC’s exclusive license agreements with MIT and Industrial Research Limited/Superlink and AMSC’s agreements with Pirelli. In addition, AMSC and its Affiliates may disclose the contents of this Agreement to their distributors and Manufacturing Customers, but only to the extent required to convey to distributors and Manufacturing Customers their rights and obligations as set forth in Articles 2.10, 2.11, 3.1 and 3.4, provided that such distributors and Manufacturing Customers agree in writing to be bound by confidential obligations and shall not disclose the contents of this Agreement to any third parties except for SEI or AMSC and their Affiliates, and in the case of distributors to their manufacturing customers under written confidentiality agreements.

ARTICLE 7 (CONSIDERATION)

7.1

In consideration of the license under Existing Patents of SEI granted under Article 3 herein to AMSC, AMSC shall pay to SEI an amount equal to [**] percent of the Fair Market Value of Wire Products, and of Wire Products contained in Products, made, sold, or leased by AMSC, and AMSC’s sublicensees under Article 3.1 or 3.2, in the Consideration Territory. Only one royalty shall be due with respect to any given Wire Product or Wire Product contained in a Product, irrespective of the number of different countries in the Consideration Territory where such Wire Product or Product is made, sold or leased, and irrespective of the value of the product of which the Product may be a part. When all of the Existing Patents expire in all of the countries of the Consideration Territory where a given Product is made, sold, or leased, then no payment set forth above for that Product will be required, but the payment obligation in other countries in the Consideration Territory where unexpired Existing Patents exist shall remain for Products made, sold, or leased in those other countries. No payment obligation will be required on any Product outside the Consideration Territory. The payments due hereunder for Products made, sold, or leased during the period from January 1 to June 30 of any year shall be made by September 1 of that year, and the payments for Products made, sold, or leased during the period from July 1 to December 31 of any year shall be made by March 1 of the next year. At the time of each payment AMSC shall furnish SEI with a detailed report setting forth the basis for the payment.

7.2	In consideration of the license under Existing Patents of AMSC granted under Article 3 herein to SEI, SEI shall pay to AMSC an amount equal to [**] percent of the Fair Market Value of Wire Product, and Wire Products contained in Products, made, sold or leased by SEI and SEI’s sublicensees under Article 4.1 or 4.2 in the Consideration Territory. Only one royalty shall be due with respect to any given Wire Product or Wire Product contained in a Product, irrespective of the number of different countries in the Consideration Territory where such Wire Product or Product is made, sold, or leased, and irrespective of the value of the product of which the Product may be a part. When all of the Existing Patents expire in all of the countries of the Consideration Territory where a given Product is made, sold, or leased, then no payment set forth above for that Product will be required, but the payment obligation in other countries in the Consideration Territory where unexpired Existing Patents exist shall remain for other Products made, sold, or leased in those other countries. No payment obligation will be required on any Product outside the Consideration Territory. The payments due hereunder for Wire Products made, sold, or leased during the period from January 1 to June 30 of any year shall be made by September 1 of that year, and the payments for Products made, sold, or leased during the period from July 1 to December 31 of any year shall be made by March 1 of the next year. At the time of each payment SEI shall furnish AMSC with a detailed report setting forth the basis for the payment.

7.3	In consideration of the license under the Existing and Future Patents of SEI granted to AMSC under Article 3, AMSC shall pay to SEI an amount of [**] US dollars (US$[**]) on or before ten (10) business days after the last signature date of this Agreement (the “Signature Date”). Further, on or before July 11, 2003, AMSC shall pay to SEI an additional [**] US dollars (US$[**]). Also, on or before ten (10) business days after Signature Date, each Party shall pay to the other Party all royalties due, if any, pursuant to Articles 7.1 and 7.2 from the Effective date through the Signature Date. AMSC shall pay SEI an additional amount of [**] US dollars (US$[**]) by the later of April 10, 2004 or within ten (10) business days after an Agreement between AMSC and SEI sublicensing to AMSC Bi-based superconductor patents which includes the patents [**] is signed by both Parties (“The Third Payment”). This Agreement will continue in full force and effect, subject to the termination provisions of Article 9, and all royalty payments due pursuant to Articles 7.1 and 7.2 shall continue to be due irrespective of whether [**] has been signed by the Parties. If the [**] is not and will not be signed by the Parties, then AMSC shall have no obligation to pay The Third Payment to SEI pursuant to this Article.

7.4	All payments due to AMSC under this Agreement shall be non-refundable and shall be remitted in US dollars at the then current rate of exchange, by telegraphic transfer to the following account of AMSC:

Fleet National Bank

One Federal Street

Boston, MA 02110

USA

011-000-138 (ABA #)

[**] (Account #)

American Superconductor Corporation (Account Name)

7.5	All payments due to SEI under this Agreement shall be non-refundable and shall be remitted by telegraphic transfer in United States Dollars to the following account of SEI:

Sumitomo Mitsui Banking Corporation

Osaka Head Office

6-5, Kitahama 4-chome, Chuo-ku,

Osaka, 541-0041, Japan

Account No.: [**]

7.6	All taxes payable as a result of the payment of the monies due to SEI in accordance with this Article 7 shall be borne by SEI. If required to deduct tax at source from any payments made to SEI, AMSC shall provide SEI with a statement or certificate showing the amount of tax so paid in respect of the said monies duly signed by an appropriate tax official.

7.7	All taxes payable as a result of the payment of the monies due to AMSC in accordance with this Article 7 shall be borne by AMSC. If required to deduct tax at source from any payments made to AMSC, SEI shall provide AMSC with a statement or certificate showing the amount of tax so paid in respect of the said monies duly signed by an appropriate tax official.

ARTICLE 8 (NO LICENSE EXCEPT FOR PRODUCTS)

AMSC and SEI hereby agree that the licenses contemplated herein shall not constitute or imply any license or agreement with respect to any products other than Products, nor a license with respect to any other patents except the Existing Patents and Future Patents, nor any agreement with respect to any other patents except the Existing Patents and Future Patents.

ARTICLE 9 (TERMINATION)

9.1	Either Party (the “Initiating Party”) may terminate the license and waiver of suit granted to the other Party (the “Breaching Party”) by written notice to the Breaching Party on or at any time after one of the following events occur. The license and waiver granted the Breaching Party is automatically terminated at the time of the occurrence of any of the events set forth in section (b), (c) or (d):

(a)	the Breaching Party committing a remediable breach under this License Agreement and failing to remedy the breach within two (2) months starting on the day after receipt of written notice from the Initiating Party giving details of the breach and requiring the Breaching Party to remedy the breach;

(b)	the Breaching Party passing a resolution for its winding-up, a court of competent jurisdiction making an order for the Breaching Party’s winding-up or the presentation of a petition for the Breaching Party’s winding-up (other than, in each case, for the purposes of solvent amalgamation or reconstruction and in such manner that the entity resulting from the amalgamation or reconstruction effectively agrees to be bound by or assume the Breaching Party’s obligations under this Agreement);

(c)	the making of an administrative order in relation to the Breaching Party or the appointment of a receiver over, or an encumbrancer taking possession of or selling an asset of the Breaching Party;

(d)	the Breaching Party making an arrangement or composition with its creditors generally or making an application to a court of competent jurisdiction for protection from its creditors generally (including, without limitation, proceedings under chapter 11 of the US Bankruptcy Code);

(e)	the direct or indirect control of [**]% or more of the Breaching Party’s voting shares by any person, firm, corporation or organization (including persons or parties acting in concert), which is a Competitor of the non-Breaching Party.

9.2	In the event of termination of the license and waiver as set forth in Article 9.1, the license and waiver granted to the Initiating Party survives for the term set forth in Article 5, whether or not the Breaching Party retains ownership of the Existing Patents or Future Patents, provided that the Initiating Party continues to satisfy all of its obligations under this Agreement.

ARTICLE 10 (ARBITRATION)

10.1	The Parties shall attempt to settle all disputes, differences or claims between the Parties arising from this Agreement in an amicable fashion. Should, however, a mutually agreed solution to any such dispute, difference or claim not be found possible, the Parties shall submit the matter to arbitration. The arbitration shall be conducted by three (3) arbitrators, one to be appointed by each Party and a third being nominated by the two arbitrators so selected or, if they cannot agree on a third arbitrator, appointed in accordance with the Commercial Arbitration Rules of the London Court of International Arbitration.

The arbitration will be conducted in English and in accordance with the Commercial Arbitration Rules of the London Court of International Arbitration, which shall administer the arbitration and act as appointing authority. The arbitration, including the rendering of the award, shall take place in London, England, and shall be the exclusive forum for resolving such dispute, controversy or claim. For the purposes of any arbitration, the provisions of this Agreement and all rights and obligations thereunder shall be construed in accordance with the laws of England. The decision or decisions resulting from any such arbitration shall be binding upon the Parties, and the expense of the arbitration (including without limitation the award of attorneys’ fees to the prevailing party) shall be paid as the arbitrators determine. The decision of the arbitrators shall be executory and judgment thereon may be entered in any court of competent jurisdiction.

10.2	Until a decision is made by the arbitrators both Parties agree to take no action which may upset the status quo or prejudice the respective positions of the Parties in respect of the matter in controversy except for such actions as may otherwise be permitted by the terms of this Agreement.

ARTICLE 11 (NOTICES)

Any notice given under this Agreement (“Notice”) shall be deemed to have been duly and sufficiently given for all purposes, if made initially by facsimile, and then also sent by registered or certified air mail, postage prepaid, addressed to the Party to whom the Notice is to be sent at the address for the Party set forth below. Each Party may change its address for receipt of notices by Notice to the other Party in accordance with this Article 11. Notice becomes effective upon mailing by registered or certified mail. If, however, such Notice is not initially sent by facsimile, such Notice does not become effective until the date the registered or certified mail is actually received.

If addressed to AMSC:

Director of Intellectual Property

American Superconductor Corporation

Two Technology Drive, Westborough, MA 01581-1727

U.S.A.

If addressed to SEI:

General Manager

Legal Department

Sumitomo Electric Industries, Ltd.

5-33 Kitahama, 4-chome, Chuo-ku, Osaka

Japan

ARTICLE 12 (CONTINUING OBLIGATIONS)

The obligations to keep information confidential and to submit disputes to arbitration as set out in Articles 6 (Secrecy) and 10 (Arbitration) respectively shall continue indefinitely, unless and until such information is no longer secret or there are no outstanding claims between the Parties.

ARTICLE 13 (FORCE MAJEURE)

13.1	Either Party shall be relieved of its obligations hereunder to the extent that it is hindered or prevented from carrying them out by reason of force majeure.

13.2	For the purpose of this Agreement, force majeure signifies any event or circumstance and its direct consequence which is beyond the reasonable control of the Party invoking this Article 13. Such events or circumstances include but are not limited to: fire, floods, earthquake, war, industrial disputes, strikes, lockouts, explosions, acts of God and actions of the government(s).

13.3	The Party invoking this Article 13 shall without delay advise the other Party of the force majeure event or circumstance preventing or hindering it from carrying out its obligations under this Agreement and shall also notify the other Party as soon as possible of all the facts and obligations it is able to meet only with delay, indicating the period of delay to be expected.

13.4	If the event or circumstance of force majeure results in delay of less than six (6) months, the Parties are obliged to adhere to this Agreement subject however to reasonable extensions of time for contract obligations to be met and the period of payment called for in this Agreement shall be extended appropriately to take account of any stoppages caused by reasons of force majeure. If force majeure results in an extension of due date for payment under Article 7 for more than six (6) months, the Parties shall consult together on the action to be taken. If they fail to reach agreement, then recourse will be had to arbitration in accordance with Article 10 hereof for liquidation of the contractual relations between the Parties.

ARTICLE 14 (GOVERNING LAW)

This Agreement shall be interpreted in accordance with the laws of England.

ARTICLE 15 (INTERPRETATION)

15.1	This Agreement shall be executed in the English language. No translation, if any, of this Agreement into any other language shall be of any force or effect in the interpretation of this Agreement or in determination of the intent of either of the Parties.

15.2	This Agreement may only be amended in writing signed by the duly authorized representatives of the Parties and this Agreement constitutes the entire agreement of the Parties on the matter to which it relates and there are no understandings, representations or warranties of any kind between the Parties except as expressly set forth herein.

15.3	Should any of the provisions of this Agreement be void for whatever reason, the validity of the remaining provisions shall thereby not be affected. In such case the Parties shall upon mutual consent replace the ineffective provisions by another provision which is as close in meaning as possible.

ARTICLE 16 (ASSIGNMENT)

16.1

This Agreement is personal to each of the Parties and may not be assigned by either Party without the prior written consent of the other Party which consent will not be unreasonably withheld. Notwithstanding the foregoing, without the consent of the other Party, either Party may assign this Agreement and all of its rights and obligations in connection with the sale or assignment of substantially all of the business and assets of the assigning Party to which this Agreement relates. However, no such assignment of this Agreement and all of the rights and obligations hereunder in connection with the assignment of substantially all of the business and assets of the assigning Party to which this Agreement relates may be made to any third party (“Assignee”) unless, such Assignee agrees in writing effective as of the Assignment Date, that all of Assignee’s existing and future patents and applications which have an earliest priority date on or before the Assignment Date and which are directed to Bismuth-based wire, magnets, coils and current leads are included as Future Patents of the assigning Party, and agrees further that as of the Assignment Date, any and all license rights and promises not to sue with respect to Future Patents of the non-assigning Party directed to Bismuth-based wire, magnets, coils and current leads as described in Articles 3 and 4 of this Agreement shall thereafter be limited to Then Current Future Patents.

16.2	The assigning Party, promptly after the assignment as provided for under Article 16.1, shall notify the other Party by written notice of such assignment, and such notice shall include the name and location of and the name of the representative of the Assignee.

16.3	In the case of an assignment by a Party of all of its Patents covered under this Agreement to any assignee under this Agreement pursuant to Article 16.1, the assigning Party shall impose its licensing obligations and promises not to sue contained in Articles 3 and 4 of this Agreement on assignee with respect to any Existing Patents, or Then Current Future Patents.

16.4	In the case of an assignment by SEI of any of its Patents covered under this Agreement to a third party (Third Party Assignee) not as part of an assignment of all of SEI’s rights and obligations under this Agreement pursuant to Section 16.1, SEI shall impose its licensing obligations and its promises not to sue contained in Article 3 of this Agreement on the Third Party Assignee with respect to such assigned Patents. For the avoidance of doubt, the license and waiver from such Third Party Assignee shall be royalty free and the royalty obligations of AMSC shall remain payable only to SEI under the terms of this Agreement.

16.5	In the case of an assignment by AMSC of any of its Patents covered under this Agreement to a third party (Third Party Assignee) not as part of an assignment of all of AMSC’s rights and obligations under this Agreement pursuant to Section 16.1, AMSC shall impose its licensing obligations and its promises not to sue contained in Article 3 of this Agreement on the Third Party Assignee with respect to such assigned Patents. For the avoidance of doubt, the license and waiver from such Third Party Assignee shall be royalty free and the royalty obligations of SEI shall remain payable only to AMSC under the teems of this Agreement.

IN WITNESS WHEREOF, this Agreement has been signed on behalf of the Parties hereto.

Sumitomo Electric Industries, Ltd.

By:	/s/ Hironaga Matsubara
Hironaga Matsubara

Date:	June 10, 2003

American Superconductor Corporation

By:	/s/ Alexis P. Malozemoff
Alexis P. Malozemoff

Date:	June 27, 2003

Solely Owned	Exhibit A
Wire and Process	SEI Patents

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	US	1986/6/17	07/063228	1987/6/17			5006289	1991/4/9
	US	1986/6/17	07/606850	1990/10/31			5114641	1992/5/19
	US	1986/6/17	07/883368	1992/5/15			5252288	1993/10/12
	US	1986/6/17	08/355814	1994/12/14			5480601	1996/1/2/

2	AU	1987/2/5	11422/88	1988/2/5		1988/8/11	597148	1990/9/11
	DE	1987/2/5	91119826.5	1988/2/5	475466	1992/3/18	475466	2002/6/5
	DE	1987/2/5	88400267.6	1988/2/5	281444	1988/9/7	281444	1992/12/30
	EP	1987/2/5	88400267.6	1988/2/5	281444	1988/9/7	281444	1992/12/30
	EP	1987/2/5	91119826.5	1988/2/5	475466	1992/3/18	475466	2002/6/6
	FR	1987/2/5	91119826.5	1988/2/5	475466	1992/3/18	475466	2002/6/5
	FR	1987/2/5	88400267.6	1988/2/5	281444	1988/9/7	281444	1992/12/30
	GB	1987/2/5	91119826.5	1988/2/5	475466	1992/3/18	475466	2002/6/5
	GB	1987/2/5	88400267.6	1988/2/5	281444	1988/9/7	281444	1992/12/30
	IT	1987/2/5	91119826.5	1988/2/5	47566	1992/3/18	475466	2002/6/5
	IT	1987/2/5	88400267.6	1988/2/5	281444	1988/9/7	281444	1992/12/30
	LI	1987/2/5	88400267.6	1988/2/5	281444	1988/9/7	281444	1992/12/30
	[**]	[**]	[**]	[**]
	US	1987/2/5	08/851312	1997/5/5			5981444	1999/11/9

3	DE	1987/2/28	88400466.4	1988/2/29	281474	1988/9/7	281474	1994/8/17
	EP	1987/2/28	88400466.4	1988/2/29	281474	1988/9/7	281474	1994/8/17
	FR	1987/2/28	88400466.4	1988/2/29	281474	1988/9/7	281474	1994/8/17
	GB	1987/2/28	88400466.4	1988/2/29	281474	1988/9/7	281474	1994/8/17
	US	1987/2/28	08/056615	1993/5/4			5786305	1998/7/28

4	US	1987/4/17	07/438986	1989/11/20			5100865	1992/3/31

5	US	1987/4/2	07/942481	1991/9/9			5550102	1996/8/27

6	DE	1987/5/1	88401064.6	1988/5/2	290331	1988/11/9	290331	1997/3/5
	EP	1987/5/1	88401064.6	1988/5/2	290331	1988/11/9	290331	1997/3/5
	FR	1987/5/1	88401064.6	1988/5/2	290331	1988/11/9	290331	1997/3/5
	GB	1987/5/1	88401064.6	1988/5/2	290331	1988/11/9	290331	1997/3/5
	US	1987/5/1	07/189366	1988/5/2			5122507	1992/6/16
	US	1987/5/1	07/884137	1992/5/18			5338721	1994/8/16
	US	1987/5/1	08/906855	1997/8/6			6301774	2001/10/16
	US	1987/5/1	08/906855	1997/8/6			6301774	2001/10/16
	US	1987/5/1	08/200540	1994/2/22			5424282	1995/6/13

7	US	1987/7/28	07/225207	1988/7/28			5030616	1991/7/9

8	US	1987/8/3	08/122178	1993/9/17			5409890	1995/4/25

9	AU	1988/8/29	39596/89	1989/8/15		1990/3/1	611051	1991/9/25
	DE	1988/8/29	89115862.8	1989/8/28	356969	1990/3/7	356969	1994/12/28

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
	EP	1988/8/29	89115862.8	1989/8/28	356969	1990/3/7	356969	1994/12/28
	FR	1988/8/29	89115862.8	1989/8/28	356969	1990/3/7	356969	1994/12/28
	GB	1988/8/29	89115862.8	1989/8/28	356969	1990/3/7	356969	1994/12/28
	IT	1988/8/29	89115862.8	1989/8/28	356969	1990/3/7	356969	1994/12/28
	LI	1988/8/29	89115862.8	1989/8/28	356969	1990/3/7	356969	1994/12/28
	US	1988/8/29	08/459624	1995/6/2			5639714	1997/6/17
	US	1988/8/29	08/747133	1996/11/12			6276048	2001/8/21

10	DE	1989/1/26	90101530.5	1990/1/25			380115	1994/9/21
	EP	1989/1/26	90101530.5	1990/1/25	380115	1990/8/1	380115	1994/9/21
	FR	1989/1/26	90101530.5	1990/1/25			380115	1994/9/21
	GB	1989/1/26	90101530.5	1990/1/25			380115	1994/9/21
	[**]	[**]	[**]	[**]
	US	1989/1/26	08/999675	1997/10/14			6357105	2002/3/19

11	AU	1989/12/28	68479/90	1990/12/24		1991/7/4	646419	1994/6/10
	DE	1989/12/28	90125575.2	1990/12/27	435286	1991/7/3	435286	1997/3/19
	EP	1989/12/28	90125575.2	1990/12/27	435286	1991/7/3	435286	1997/3/19
	FR	1989/12/28	90125575.2	1990/12/27	435286	1991/7/3	435286	1997/3/19
	GB	1989/12/28	90125575.2	1990/12/27	435286	1991/7/3	435286	1997/3/19
	IT	1989/12/28	90125575.2	1990/12/27	435286	1991/7/3	435286	1997/3/19
	[**]	[**]	[**]	[**]
	US	1989/12/28	08/955323	1997/10/20			6311384	2001/11/6

12	US	1990/3/16	08/283498	1994/8/1			5670459	1997/9/23
	US	1990/3/16	08/858842	1997/5/19			5910222	1999/6/8

13	DE	1990/3/26	91104628.2	1991/2/23	449161	1991/10/2	449161	1995/12/6
	EP	1990/3/26	91104628.2	1991/2/23	449161	1991/10/2	449161	1995/12/6
	FR	1990/3/26	91104628.2	1991/2/23	449161	1991/10/2	449161	1995/12/6
	GB	1990/3/26	91104628.2	1991/2/23	449161	1991/10/2	449161	1995/12/6
	IT	1990/3/26	91104628.2	1991/2/23	449161	1991/10/2	449161	1995/12/6
	LI	1990/3/26	91104628.2	1991/2/23	449161	1991/10/2	449161	1995/12/6
	US	1990/3/26	08/385240	1995/2/8			5610123	1997/3/11

14	US	1990/3/30	08/747881	1996/11/13			6205345	2001/3/20
	[**]	[**]	[**]	V

15	US	1990/7/16	08/291237	1994/8/16			5508254	1996/4/16

16	AU	1990/7/16	80310/91	1991/7/10		1992/1/16	647801	1994/7/19
	DE	1990/7/16	91111685.3	1991/7/12	467238	1992/1/22	467238	1994/11/2
	EP	1990/7/16	91111685.3	1991/7/12	467238	1992/1/22	467238	1994/11/2
	FR	1990/7/16	91111685.3	1991/7/12	467238	1992/1/22	467238	1994/11/2
	GB	1990/7/16	91111685.3	1991/7/12	467238	1992/1/22	467238	1994/11/2
	IT	1990/7/16	91111685.3	1991/7/12	467238	1992/1/22	467238	1994/11/2
	LI	1990/7/16	91111685.3	1991/7/12	467238	1992/1/22	467238	1994/11/2
	US	1990/7/16	08/376461	1995/1/20			5877125	1999/3/2

17	DE	1990/8/8	911113271	1991/8/7	470595	1992/2/12	470595	1995/5/24

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
	EP	1990/8/8	911113271	1991/8/7	470595	1992/2/12	470595	1995/5/24
	FR	1990/8/8	911113271	1991/8/7	470595	1992/2/12	470595	1995/5/24
	GB	1990/8/8	911113271	1991/8/7	470595	1992/2/12	470595	1995/5/24
	IT	1990/8/8	911113271	1991/8/7	470595	1992/2/12	470595	1995/5/24
	LI	1990/8/8	911113271	1991/8/7	470595	1992/2/12	470595	1995/5/24
	US	1990/8/8	07/742255	1991/8/8			5236891	1993/8/17

18	DE	1990/9/10	91115196.7	1991/9/9	475315	1992/3/18	475315	1995/12/13
	EP	1990/9/10	91115196.7	1991/9/9	475315	1992/3/18	475315	1995/12/13
	FR	1990/9/10	91115196.7	1991/9/9	475315	1992/3/18	475315	1995/12/13
	GB	1990/9/10	91115196.7	1991/9/9	475315	1992/3/18	475315	1995/12/13
	IT	1990/9/10	91115196.7	1991/9/9	475315	1992/3/18	475315	1995/12/13
	LI	1990/9/10	91115196.7	1991/9/9	475315	1992/3/18	475315	1995/12/13
	US	1990/9/10	07/757103	1991/9/10			5378684	1995/1/3
	US	1990/9/10	08/316262	1994/9/29			5663120	1997/9/2

19	AU	1991/1/19	10229/92	1992/1/14		1992/7/23	646538	1994/6/10
	DE	1991/1/19	92100672.2	1992/1/16	496281	1992/7/29	496281	1995/12/6
	EP	1991/1/19	92100672.2	1992/1/16	496281	1992/7/29	496281	1995/12/6
	FR	1991/1/19	92100672.2	1992/1/16	496281	1992/7/29	496281	1995/12/6
	GB	1991/1/19	92100672.2	1992/1/16	496281	1992/7/29	496281	1995/12/6
	IT	1991/1/19	92100672.2	1992/1/16	496281	1992/7/29	496281	1995/12/6
	LI	1991/1/19	92100672.2	1992/1/16	496281	1992/7/29	496281	1995/12/6
	US	1991/1/19	08/167581	1993/12/15	2002- 0050053	2002/5/2

20	AU	1991/2/25	11018/92	1992/2/18		1992/8/27	653983	1995/2/15
	DE	1991/2/25	92103099.5	1992/2/24	501394	1992/9/2	501394	1995/5/3
	EP	1991/2/25	92103099.5	1992/2/24	501394	1992/9/2	501394	1995/5/3
	FR	1991/2/25	92103099.5	1992/2/24	501394	1992/9/2	501394	1995/5/3
	GB	1991/2/25	92103099.5	1992/2/24	501394	1992/9/2	501394	1995/5/3
	IT	1991/2/25	92103099.5	1992/2/24	501394	1992/9/2	501394	1995/5/3
	LI	1991/2/25	92103099.5	1992/2/24	501394	1992/9/2	501394	1995/5/3
	US	1991/2/25	08/446349	1995/5/22			5949131	1999/9/7
	US	1991/2/25	09/112970	1998/7/9			6194226	2001/2/27

21	US	1991/3/20	08/186219	1994/1/25			5434130	1995/7/18

22	AU	1991/3/20	13053/92	1992/3/19		1992/9/24	654529	1995/2/28
	US	1991/3/20	08/479898	1995/6/7			5869430	1999/2/9

23	AU	1991/3/20	13034/92	1992/3/19		1992/9/24	650956	1994/10/25
	DE	1991/3/20	92104806.2	1992/3/19	504894	1992/9/23	504894	1994/12/28
	EP	1991/3/20	92104806.2	1992/3/19	504894	1992/9/23	504894	1994/12/28
	FR	1991/3/20	92104806.2	1992/3/19	504894	1992/9/23	504894	1994/12/28
	GB	1991/3/20	92104806.2	1992/3/19	504894	1992/9/23	504894	1994/12/28
	IT	1991/3/20	92104806.2	1992/3/19	504894	1992/9/23	504894	1994/12/28
	US	1991/3/20	07/854127	1992/3/19			5369088	1994/11/29

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
	US	1991/3/20	08/295297	1994/8/24			5462920	1995/10/31

24	AU	1992/2/20	33148/93	1993/2/19		1993/8/26	663355	1996/1/23
	DE	1992/2/20	93102579.5	1993/2/18	556837	1993/8/25	556837	1997/9/17
	EP	1992/2/20	93102579.5	1993/2/18	556837	1993/8/25	556837	1997/9/17
	FR	1992/2/20	93102579.5	1993/2/18	556837	1993/8/25	556837	1997/9/17
	GB	1992/2/20	93102579.5	1993/2/18	556837	1993/8/25	556837	1997/9/17
	IT	1992/2/20	93102579.5	1993/2/18	556837	1993/8/25	556837	1997/9/17
	US	1992/2/20	08/019976	1993/2/19			5358929	1994/10/25

25	DE	1995/4/7	96105592.8	1996/4/9	736914	1996/10/9	736914	2002/5/15
	DK	1995/4/7	96105592.8	1996/4/9	736914	1996/10/9	736914	2002/5/15
	EP	1995/4/7	96105592.8	1996/4/9	736914	1996/10/9	736914	2002/5/15
	FR	1995/4/7	96105592.8	1996/4/9	736914	1996/10/9	736914	2002/5/15
	GB	1995/4/7	96105592.8	1996/4/9	736914	1996/10/9	736914	2002/5/15
	IT	1995/4/7	96105592.8	1996/4/9	736914	1996/10/9	736914	2002/5/15
	US	1995/4/7	08/627281	1996/4/4			6305069	2001/10/23
	US	1995/4/7	09/954577	2001/9/18	2002- 0028749	2002/3/7

26	EP	1996/3/26	97105031.5	1997/3/25	798749	1997/10/1
	US	1996/3/26	08/823907	1997/3/25			5929000	1999/7/27
	US	1996/3/26	09/055287	1998/4/6			6192573	2001/2/27

27	AU	1996/5/13	19090/97	1997/4/24		1997/11/20	727324	2001/3/22
	EP	1996/5/13	97106381.3	1997/4/17	807994	1997/11/19	807994	2002/8/14
	[**]	[**]	[**]	[**]
	US	1996/5/13	09/941104	2001/8/28	2002- 0020546	2002/2/21	6414244

28	EP	1997/2/25	98103197.4	1998/2/24	860705	1998/8/26
	US	1997/2/25	09/028929	1998/2/24			5936394

29	EP	1997/2/27	98905635.3	1998/2/25	1018748	200/7/12
	[**]	[**]	[**]	[**]
	WO	1997/2/27	PTC/JP98/0 0754	1998/2/27	WO98/386 50	1998/9/3

30	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	US	1998/4/28	09/264570	1999/3/8			6311385

31	EP	1998/7/30	99114300.9	1999/7/30	977282	2000/2/2
	US	1998/7/30	09/363816	1999/7/30	US-2001- 0017220	2001/8/30	6337307
	[**]	[**]	[**]	[**]

32	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	WO	1999/2/26	PCT/JP00/0 0952	2000/2/18	WO00/527 81	2000/9/8

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
33	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

34	[**]	[**]	[**]	[**]
	EP	1999/12/28	403701.6	2000/12/28	1113508	2001/7/4
	[**]	[**]	[**]	[**]

35	[**]	[**]	[**]	[**]
	EP	1999/12/28	403702.4	2000/12/28	EP111350 7A2	2001/7/4
	[**]	[**]	[**]	[**]

36	[**]	[**]	[**]	[**]
	EP	1999/11/4	971734.9	2000/11/1	1158543	2001/11/28
	HK	1999/11/4	1109218.6	2000/11/1	1039396A	2002/4/19
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

37	EP	2000/4/25	1401033.4	2001/4/24	1150362	2001/10/31
	HK	2000/4/25	1108327.6	2001/11/27	1037784A	2002/2/15
	US	2000/4/25	09/820870	2001/3/30	2001- 0044385	2001/11/22

38	[**]	[**]	[**]	[**]
	EP	2000/2/22	1400472.5	2001/2/22	1128447	2001/8/29
	HK	2000/2/22	1108125.0	2001/11/17	1037274A	2002/2/1
	[**]	[**]	[**]	[**]

39	[**]	[**]	[**]	[**]
	EP	2000/7/14	1401877.4	2001/7/13	1172868	2002/1/16
	[**]	[**]	[**]	[**]
	TW	2000/7/14	90116220	2001/7/3			157041	2002/9/27
	US	2000/7/14	09/903622	2001/7/13	2002- 0022576	2002/2/21

40	[**]	[**]	[**]	[**]
	EP	2000/8/29	1402252.9	2001/8/29	1187233	2002/3/13
	US	2000/8/29	09/920947	2001/8/3	2002- 0073298	2002/4/18

41	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

42	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

Magnet Application

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	AU	1989/11/14	66627/90	1990/11/14		1991/5/23	642681	1994/2/22
	DE	1989/11/14	90121806.5	1990/11/14	428993	1991/5/29	428993	1995/5/10
	EP	1989/11/14	90121806.5	1990/11/14	428993	1991/5/29	428993	1995/5/10
	FR	1989/11/14	90121806.5	1990/11/14	428993	1991/5/29	428993	1995/5/10
	GB	1989/11/14	90121806.5	1990/11/14	428993	1991/5/29	428993	1995/5/10
	IT	1989/11/14	90121806.5	1990/11/14	428993	1991/5/29	428993	1995/5/10
	LI	1989/11/14	90121806.5	1990/11/14	428993	1991/5/29	428993	1995/5/10
	US	1989/11/14	07/612023	1990/11/13			5340943	1994/8/23

2	DE	1990/8/24	91114090.3	1991/8/22	472197	1992/2/26	472197	1994/12/21
	EP	1990/8/24	91114090.3	1991/8/22	472197	1992/2/26	472197	1994/12/21
	FR	1990/8/24	91114090.3	1991/8/22	472197	1992/2/26	472197	1994/12/21
	GB	1990/8/24	91114090.3	1991/8/22	472197	1992/2/26	472197	1994/12/21
	US	1990/8/24	08/301923	1994/9/6			5506198	1996/4/9

3	AU	1991/4/2	13948/92	1992/3/31		1992/10/8	654339	1995/2/21
	US	1991/4/2	08/385571	1995/2/8			5512867	1996/4/30

4	DE	1996/5/13	97107591.6	1997/5/7	807939	1997/11/19	807939	2001/10/17
	EP	1996/5/13	97107591.6	1997/5/7	807939	1997/11/19	807939	2001/10/17
	FR	1996/5/13	97107591.6	1997/5/7	807939	1997/11/19	807939	2001/10/17
	GB	1996/5/13	97107591.6	1997/5/7	807939	1997/11/19	807939	2001/10/17
	US	1996/5/13	08/848464	1997/5/8			5861788	1999/1/19

5	EP	1996/7/19	97112288.2	1997/7/17	820071	1998/1/21	820071	2002/1/9
	US	1996/7/19	08/897605	1997/7/21			5787714	1998/8/4

6	EP	1997/5/8	98108366	1998/5/7	877395	1998/11/11
	US	1997/5/8	09/073953	1998/5/7			6081179	2000/6/27

7	EP	1997/10/24	98119952.4	1998/10/21	911839	1999/4/28
	US	1997/10/24	09/176327	1998/10/22			6094333	2000/7/25

Current Lead

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	DE	1987/3/31	88105209.6	1988/3/30	285147	1988/10/5	285147	1993/3/31
	EP	1987/3/31	88105209.6	1988/3/30	285147	1988/10/5	285147	1993/3/31
	FR	1987/3/31	88105209.6	1988/3/30	285147	1988/10/5	285147	1993/3/31
	GB	1987/3/31	88105209.6	1988/3/30	285147	1988/10/5	285147	1993/3/31
	US	1987/3/31	07/174468	1988/3/28			4965247	1990/10/23

2	US	1989/8/9	07/564217	1990/8/7			5114908	1992/5/19

3	US	1990/4/13	07/935664	1992/8/24			5276281	1994/1/4

Exhibit A

AMSC Patents

Solely Owned/Exclusively Licensed

BSCCO/PIT Wire and Process

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	AU	03/27/1987	74273/91	03/01/1988			642,229	03/01/1988
	AU	03/27/1987	12529/88	03/01/1988			605,251	04/29/1991
	CA	03/27/1987	562311	02/24/1988			1,340,849	12/14/1999
	JP	03/27/1987	236643/93	03/22/1988			2-691126	01/29/1997
	US	03/27/1987	07/031,407	03/27/1987			4,826,808	05/12/1989
	US	03/27/1987	07/061,233	06/10/1987			5,204,318	04/20/1993
	US	03/27/1987	07/879,155	04/30/1992			5,189,009	02/23/1993
	US	03/27/1987	08/056,605	05/03/1993			5,439,880	08/08/1995
	US	03/27/1987	08/273,408	07/11/1994			5,545,613	08/14/1996
	US	03/27/1987	08/414,288	03/31/1995			5,643,856	07/01/1997
	US	03/27/1987	08/819,285	03/18/1997			5,883,052	03/16/1999

2	US	10/16/1989	07/422,227	10/16/1989			5,116,810	03/02/1992

3	DE	06/30/1992	P69331631.4	06/24/1993	DE 69331631	02/06/2003
	EP	06/30/1992	93916729.2	06/24/1993	648,379	04/19/1995	648,379	01/17/2002
	FR	06/30/1992	93916729.2	06/24/1993	648,379	04/19/1995	648,379	01/17/2002
	GB	06/30/1992	93916729.2	06/24/1993	648,379	04/19/1995	648,379	01/17/2002
	IT	06/30/1992	93916729.2	06/24/1993	648,379	04/19/1995	648,379	01/17/2002
	US	06/30/1992	08/462,130	06/05/1995			6,218,340	04/17/2001
	US	06/30/1992	09/797,487	03/01/2001	2001- 0009888	07/26/2001	6,495,765	12/17/2002

4	Japan	06/24/1993	503095/95	06/23/1994	500351/97	01/14/1997
	US	06/24/1993	08/082,093	06/24/1993			5,472,527	12/05/1995
	US	06/24/1993	08/469,438	06/06/1995			6,066,599	05/23/2000

5	DE	04/10/1989	89106332.3	04/10/1989			336,450	10/16/1996
	EP	04/10/1989	89106332.3	04/10/1989	336,450	10/11/1989	336,450	10/16/1996
	EP	04/10/1989	96103591.2	04/10/1989	721,923	07/17/1996
	FR	04/10/1989	89106332.3	04/10/1989			336,450	10/16/1996
	GB	04/10/1989	89106332.3	04/10/1989			336,450	10/16/1996
	NL	04/10/1989	89106332.3	04/10/1989			336,450	10/16/1996
	NZ	04/10/1989	224205	04/08/1988			224205/228132	04/11/1989

	[**]	[**]	[**]	[**]
	US	04/10/1989	09/260,292	03/02/1999			6,121,207	09/19/2000
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

6	US	05/28/1991	08/324,456	10/17/1994			5,618,776	04/08/1997

7	AU	04/01/1993	66640/94	04/01/1994	696,752	08/26/1997	696,752	01/07/1999
	DE	04/01/1993	94915352.2	04/01/1994	692,147	01/17/1996	692,147	08/02/2000
	DK	04/01/1993	94915352.2	04/01/1994	692,147	01/17/1996	692,147	08/02/2000
	EP	04/01/1993	94915352.2	04/01/1994	692,147	01/17/1996	692,147	08/02/2000
	FR	04/01/1993	94915352.2	04/01/1994	692,147	01/17/1996	692,147	08/02/2000
	GB	04/01/1993	94915352.2	04/01/1994	692,147	01/17/1996	692,147	08/02/2000
	IT	04/01/1993	94915352.2	04/01/1994	692,147	01/17/1996	692,147	08/02/2000
	JP	04/01/1993	522398/94	04/01/1994	505265/97	05/27/1997
	NL	04/01/1993	94915352.2	04/01/1994	692,147	01/17/1996	692,147	08/02/2000
	NZ	04/01/1993	266058	04/01/1994	692,147	05/26/1997	266,058	12/03/1997
	US	04/01/1993	08/041,822	04/01/1993			5,635,456	06/03/1997

8	US	02/24/1993	08/021,768	02/24/1993			5,455,223	10/03/1995

9	US	05/12/1992	08/744,278	11/06/1996			6,219,901	04/24/2001

10	US	04/28/1995	08/431,705	04/28/1995			5,758,405	06/02/1998

11	US	04/01/1993	08/198,912	02/17/1994			5,661,114	08/26/1997
	US	04/01/1993	08/779,808	1/8/1997			5,994,275	11/30/1999
	US	04/01/1993	09/451,742	11/30/1999			6,284,712	09/04/2001
	US	04/01/1993	09/861,248	05/18/2001			6,436,876	08/20/2002

12	US	04/29/1994	08/235,560	04/29/1994			5,952,270	09/14/1999
	US	04/29/1994	09/309,220	05/10/1999			6,400,970	06/04/2002
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

13	US	10/28/1994	08/331,184	10/28/1994			6,295,716	10/02/2001
	US	10/28/1994	09/960,189	09/21/2001	2002- 0016265	02/07/2002

14	DE	09/08/1994	95303044.0	09/08/1995	780,024	06/25/1997	780,024	02/27/2002
	EP	09/08/1994	95303044.0	09/08/1994	780,024	06/25/1997	780,024	02/27/2002
	FR	09/08/1994	95303044.0	09/08/1995	780,024	06/25/1997	780,024	02/27/2002
	GB	09/08/1994	95303044.0	09/08/1995	780,024	06/25/1997	780,024	02/27/2002
	IT	09/08/1994	95303044.0	09/08/1995	780,024	06/25/1997	780,024	02/27/2002

	US	09/08/1994	08/302,601	09/08/1994			6,360,425	03/26/2002

15	AU	06/06/1995	60419/96	07/07/1996			710,960	01/20/2000
	[**]	[**]	[**]	[**]
	EP	06/06/1995	96918065.2	06/05/1996	832,050	04/01/1998
	JP	06/06/1995	09-501291	06/05/1996	11-506866	06/15/1999
	NZ	06/06/1995	310093	06/05/1996			310,093	02/08/2000
	US	06/06/1995	08/468,089	06/06/1995			6,247,224	06/19/2001
	US	06/06/1995	08/843,041	04/11/1997			6,331,675	12/18/2001
	[**]	[**]	[**]	[**]

16	AU	01/28/1994	11575/97	11/07/1996			729,277	05/17/2001
	[**]	[**]	[**]	[**]
	EP	01/28/1994	96942731.9	11/07/1996	860,030	08/26/1998
	NZ	01/28/1994	324499	11/07/1996			324,499	02/08/2000
	US	01/28/1994	08/553,184	11/07/1995			6,194,352	02/27/2001

17	AU	10/28/1994	62532/96	06/05/1996			697,410	01/21/1999
	[**]	[**]	[**]	[**]
	DE	10/28/1994	96921276.0	06/05/1996			836,752	03/05/2003
	EP	10/28/1994	96921276.0	06/05/1996	836,752	04/22/1998	836,752	03/05/2003
	FR	10/28/1994	96921276.0	06/05/1996			836,752	03/05/2003
	IT	10/28/1994	96921276.0	06/05/1996			836,752	03/05/2003
	GB	10/28/1994	96921276.0	06/05/1996			836,752	03/05/2003
	NZ	10/28/1994	311254	06/05/1996			311,254	11/09/2000
	US	10/28/1994	08/467,033	06/06/1995			5,942,466	08/24/1999
	US	10/28/1994	09/358,245	07/21/1999			6,311,386	11/06/2001
	US	10/28/1994	10/061,440	10/25/2001	2002- 0111276	08/15/2002

18	AU	05/19/1995	57956/96	05/16/1996			709,214	12/09/1999
	CN	05/19/1995	96195325.X	05/17/1996	1190366	08/12/1998	99,008	12/25/2002
	EP	05/19/1995	96914661.2	05/17/1996	828,606	03/18/1998
	JP	05/19/1995	8-535057	05/17/1996	11-505365	05/18/1999
	US	05/19/1995	08/862,016	05/22/1997			6,038,462	03/14/2000
	US	05/19/1995	09/358,167	07/20/1999			6,393,690	05/28/2002

19	DE	11/07/1995	69609289.1-08	10/25/1996	799,593	05/14/1997	779,593	07/12/2000
	EP	11/07/1995	96307753.2	10/25/1996	799,593	05/14/1997	779,593	07/12/2000
	US	11/07/1995	08/554,693	11/07/1995			5,885,938	03/23/1999
	US	11/07/1995	09/274,184	03/23/1999			6,271,475	08/07/2001

20	US	05/21/1996	08/651,688	05/21/1996			6,370,762	04/16/2002
	[**]	[**]	[**]	[**]

21	EP	08/30/1996	97938157.1	08/06/1997	979,519	02/16/2000
	US	08/30/1996	08/701,333	08/30/1996			5,801,124	09/01/1998

22	EP	08/30/1996	97937022.8	08/06/1997	979,518	08/06/1997
	US	08/30/1996	08/705,811	08/30/1996			5,987,342	11/16/1999
	US	08/30/1996	09/401,764	09/23/1999			6,230,033	05/08/2001

23	AU	11/07/1995	11165/97	11/06/1996			729,033	05/10/2001
	EP	11/07/1995	96941963.9	11/06/1996	860,012	08/28/1998
	[**]	[**]	[**]	[**]
	NZ	11/07/1995	324089	11/06/1996			324,089	03/09/2000
	US	11/07/1995	08/554,814	11/07/1995			6,247,225	06/19/2001
	US	11/07/1995	09/769,705	01/25/2001	2001- 0027166	10/04/2001

24	EP	10/15/1996	97308179.7	10/15/1997	837,512	04/22/1998
	US	10/15/1996	08/731,302	10/15/1996			6,305,070	10/23/2001
	US	10/15/1996	09/815,063	03/22/2001			6,436,875	08/20/2002

25	JP	07/29/1997	98937939.1	05/27/1998	2001- 512282	08/21/2001
	US	07/29/1997	08/902,421	07/29/1997			6,370,405	04/09/2002

26	AU	05/21/1996	34732/97	05/21/1997	727,912	01/04/2001	727,912	04/19/2001
	[**]	[**]	[**]	[**]
	EP	05/21/1996	97930987.9	05/21/1997	902,984	03/24/1999
	[**]	[**]	[**]	[**]
	US	05/21/1996	08/651,169	05/21/1996			5,798,318	08/25/1998
	US	05/21/1996	09/137,733	08/21/1998			6,188,920	02/13/2001

27	US	05/21/1996	08/652,624	05/21/1996			6,205,645	03/27/2001

28	US	03/31/1997	08/831,504	03/31/1997			6,294,738	09/25/2001

29	[**]	[**]	[**]	[**]
	US	09/25/1996	08/719,987	09/25/1996			6,397,454	06/04/2002

30	EP	08/30/1996	97938039.1	08/06/1997	951,588	10/27/1999
	US	08/30/1996	08/701,375	08/30/1996			6,110,606	08/29/2000

31	EP	06/02/1999	00964889.0	06/02/2000	1,188,191	03/20/2002
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

	US	06/02/1999	09/324,229	06/02/1999			6,159,905	12/12/2000

32	EP	02/01/1999	99910945.7	02/01/1999	1,055,258	11/29/2000
	[**]	[**]	[**]	[**]
	US	02/01/1999	09/240,998	02/01/1999			6,188,921	02/13/2001

33	US	07/29/1997	08/902,588	07/29/1997			6,001,777	12/14/1999

34	AU	09/10/1997	10607/99	03/07/2000	735,543	07/12/2001	735,543	10/25/2001
	EP	09/10/1997	98953164.5	09/08/1998	1,021,842	07/26/2000
	US	09/10/1997	08/927,006	09/10/1997			6,069,116	05/30/2000
	[**]	[**]	[**]	[**]

35	US	09/15/2000	09/953,813	09/17/2001	2002- 0111277	08/15/2002

36	[**]	[**]	[**]	[**]

37	WO	06/18/1998	PCT/NZ99/00095	06/18/1999			entered national phase
	EP	06/18/1998	99931620.2	06/18/1999	1,090,398
	JP	06/18/1998		06/18/1999	2002- 518287
	[**]	[**]	[**]	[**]

38	US	04/29/1994	09/548,258	04/12/2000			6,365,554	04/02/2002

39	US	01/20/2000	09/488,740	01/20/2000			6,339,047	01/15/2002

40	[**]	[**]	[**]	[**]

41	[**]	[**]	[**]	[**]

42	US	09/15/2000	09/954,123	09/17/2001	2003- 0024730	02/06/2003

43	AU	03/25/1997	66127798	09/28/2000			727,072	03/15/2001
	[**]	[**]	[**]	[**]
	EP	03/25/1997	98907923.1	03/25/1998	970,483	01/12/2000
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	RU	03/25/1997	99121644	03/25/1998			2,183,875	06/20/2002
	US	03/25/1997	09/380,115	09/30/1999			6,223,418	05/01/2002

44	EP	07/16/1998	99932685.3	07/15/1999	1,105,744	06/13/2001	1,105,744	09/18/2002
	DE	07/16/1998	DE 69903047	07/15/1999			DE	09/18/2002

69903047
	FR	07/16/1998	99932685.3	07/15/1999			1,105,744	09/18/2002
	IT	07/16/1998	99932685.3	07/15/1999			1,105,744	09/18/2002
	GB	07/18/1998	99932685.3	07/15/1999			1,105,744	09/18/2002
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

45	[**]	[**]	[**]	[**]
	EP	12/22/1998	99973171.4	11/29/1999	1,135,811
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

46	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

47	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

48	EP	09/14/1999	00960365.5	09/14/2000	1,218,948	07/03/2002
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

49	PCT	11/21/2000	PCT/DK01/00777	11/21/2000	WO 02/43161	05/30/2002

Coils

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	AU	01/28/1994	15558/95	12/27/1994			683,133	02/19/1998
	AU	01/28/1994	2861/98	01/30/1998			709,072	12/02/1999
	EP	01/28/1994	95907268.7	12/27/1994	741,912	11/13/1996
	JP	01/28/1994	7520047	12/27/1994	09-511099	11/04/1997
	US	01/28/1994	08/188,220	01/28/1994			5,531,015	07/02/1996
	US	01/28/1994	08/674,111	07/01/1996			5,798,678	08/25/1998
	[**]	[**]	[**]	[**]

2	AU	01/24/1994	15614/95	01/09/1995			696,169	12/17/1998
	AU	01/24/1994	95220/98	02/03/1998			739,105	01/17/2002
	CA	01/24/1994	2180738	01/09/1995
	DE	01/24/1994	69520939.6	01/09/1995			DE 69520939	05/16/2001
	EP	01/24/1994	95907349.5	01/09/1995			741,905	05/16/2001
	FR	01/24/1994	95907349.5	01/09/1995			741,905	05/16/2001
	IT	01/24/1994	95907349.5	01/09/1995			741,905	05/16/2001
	GB	01/24/1994	95907349.5	01/09/1995			741,905	05/16/2001
	JP	01/24/1994	7519578	01/09/1995	09-511098	11/04/1997
	NZ	01/24/1994	279091	01/09/1995			279,091	06/12/1997
	US	01/24/1994	08/192,724	02/07/1994			5,525,583	06/11/1996
	US	01/24/1994	08/615,532	03/12/1996			5,914,647	06/22/1999

3	DE	09/07/1994	69517186.0-08	08/23/1995			DE69517186	05/24/2000
	EP	09/07/1994	95932332	08/23/1995			781,452	05/24/2000
	FR	09/07/1994	95932332	08/23/1995			781,452	05/24/2000
	IT	09/07/1994	95932332	08/23/1995			781,452	05/24/2000
	GB	09/07/1994	95932332	08/23/1995			781,452	05/24/2000
	US	09/07/1994	08/302,358	09/07/1994			5,659,277	08/19/1997

4	AU	10/13/1994	41314/96	10/13/1995			694,296	11/05/1998
	[**]	[**]	[**]	[**]
	CN	10/13/1994	95195573.X	10/13/1995			89,973	07/24/2002
	EP	10/13/1994	95939529.4	10/13/1995	786,141	07/30/1997
	JP	10/13/1994	8-513436	10/13/1995	10-507589	04/21/1998
	US	10/13/1994	08/323,494	10/13/1994			5,604,473	02/18/1997

5	US	10/13/1994	08/541,639	10/10/1995			5,581,220	12/03/1996

HTS Leads

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	US	10/18/1996	08/730,870	10/18/1996			5,880,068	03/09/1999

2	US	07/29/1996	08/681,840	07/29/1996			5,991,647	11/23/1999

Exhibit B

SEI Patents

Jointly Owned with JST

Wire & Process

No.	Country		Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date	Co Owner
1	AU		1989/12/7	67804/90	1990/12/6		1991/6/13	653321	1995/1/31	JST
	US		1989/12/7	07/960307	1992/10/13			5288699	1994/2/22	JST

2	AU		1991/7/24	23459/92	1992/7/22		1993/2/23	646971	1994/6/23	JST&NIMS
	CA		1991/7/24	2092180	1992/7/22		1993/1/25	2092180	1996/12/3	JST&NIMS
	CH		1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	DE		1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	EP		1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	FR		1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	GB		1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	IT		1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	LI		1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	NL		1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	US		1991/7/24	08/345920	1994/11/28			5552376	1996/3/6	JST&NIMS
	[	**]	[**]	[**]	[**]					JST&NIMS

3	CH		1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	DE		1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	EP		1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	FR		1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	GB		1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	IT		1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	SE		1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	US		1993/5/10	08/955322	1997/10/20			5902774	1999/5/11	JST

4	DE		1993/8/2	94112038.8	1994/8/2	638942	1995/2/15	638942	2001/6/13	JST
	EP		1993/8/2	94112038.8	1994/8/2	638942	1995/2/15	638942	2001/6/13	JST
	FR		1993/8/2	94112038.8	1994/8/2	638942	1995/2/15	638942	2001/6/13	JST
	GB		1993/8/2	94112038.8	1994/8/2	638942	1995/2/15	638942	2001/6/13	JST
	IT		1993/8/2	94112038.8	1994/8/2	638942	1995/2/15	638942	2001/6/13	JST
	US		1993/8/2	08/739908	1996/10/30			6158106	2000/12/12	JST
	US		1993/8/2	09/640527	2000/8/17			6272732	2001/8/14	JST

5	DE		1993/12/28	94120753.2	1994/12/27	661762	1995/7/5	661762	1997/3/19	JST
	EP		1993/12/28	94120753.2	1994/12/27	661762	1995/7/5	661762	1997/3/19	JST
	FR		1993/12/28	94120753.2	1994/12/27	661762	1995/7/5	661762	1997/3/19	JST
	GB		1993/12/28	94120753.2	1994/12/27	661762	1995/7/5	661762	1997/3/19	JST
	IT		1993/12/28	94120753.2	1994/12/27	661762	1995/7/5	661762	1997/3/19	JST
	US		1993/12/28	08/365521	1994/12/27			5516753	1996/5/14	JST

6	CH		1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST
	DE		1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST

	EP		1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST
	FR		1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST
	GB		1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST
	IT		1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST
	SE		1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST

7	EP		1995/10/17	96105964.9	1996/4/16	769819	1997/4/23			JST
	[	**]	[**]	[**]	[**]					JST

NIMS Owned

Material

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date	Co Owner
	[**]	[**]	[**]	[**]					NIMS
	DE	1988/1/20	89300523.1	1989/1/19	330305	1989/8/230	330305	1995/6/7	NIMS
	EP	1988/1/20	89300523.1	1989/1/19	330305	1989/8/230	330305	1995/6/7	NIMS
	FR	1988/1/20	89300523.1	1989/1/19	330305	1989/8/230	330305	1995/6/7	NIMS
	GB	1988/1/20	89300523.1	1989/1/19	330305	1989/8/230	330305	1995/6/7	NIMS
	IT	1988/1/20	89300523.1	1989/1/19	330305	1989/8/230	330305	1995/6/7	NIMS
	NL	1988/1/20	89300523.1	1989/1/19	330305	1989/8/230	330305	1995/6/7	NIMS
	US	1988/1/20	07/293465	1989/1/4					NIMS

Exhibit B

SEI Patents

Solely Owned

Wire & Process

No.	Country	Application No.	File Date	Publication No.	Publicate Date	Patent No.	Issue Date
1	JP	S62148368	6/15/1987	S63310903	12/19/1988	2707524	10/17/1997
2	JP	H08322313	11/18/1996	H09185915	7/15/1997	2996340	10/29/1999
3	JP	S63109325	5/2/1988	H01163910	6/28/1989	2754564	3/6/1998
4	JP	S63193635	8/3/1988	H01152007	6/14/1989	2108366	11/6/1996
5	JP	H01209325	8/12/1989	H03138820	6/13/1991	2636049	4/25/1997
6	JP	H02013092	1/22/1990	H03015116	1/23/1991	3158408	2/16/2001
7	JP	H01341391	12/28/1989	H03204131	9/5/1991	2775946	5/1/1998
8	JP	H02067934	3/16/1990	H03265523	11/26/1991	3089641	7/21/2000
9	JP	H02080421	3/27/1990	H03280308	12/11/1991	3044732	3/17/2000
10	JP	H03051332	3/15/1991	H04212215	8/3/1992	3074753	6/9/2000
11	JP	H03067068	3/29/1991	H04212212	8/3/1992	3248190	11/9/2001
12	JP	H02188496	7/16/1990	H04073822	3/9/1992	3008453	12/3/1999
13	JP	H02211365	8/8/1990	H04094019	3/26/1992	2567505	10/3/1996
14	JP	H03019405	1/19/1991	H04237910	8/26/1992	3149441	1/19/2001
15	JP	H03030398	2/25/1991	H04269471	9/25/1992	3143932	1/5/2001
16	JP	H03056698	3/20/1991	H04292809	10/16/1992	3350935	9/20/2002
17	JP	H04033421	2/20/1992	H05234626	9/10/1993	2998398	11/5/1999
18	JP	H08059184	3/15/1996	H08335414	12/17/1996
19	JP	H08070098	3/26/1996	H09259660	10/3/1997
20	JP	H08117913	5/13/1996	H09306565	11/28/1997
21	JP	H09040887	2/25/1997	H10239260	9/11/1998	3171131	3/23/2001
22	JP	H10119093	4/28/1998	H11312420	11/9/1999
23	JP	2000-019713	1/28/2000	2000-311526	11/7/2000
24	JP	H11127886	5/10/1999	2000-322957	11/24/2000
25	JP	H11185789	6/30/1999	2001-014961	1/19/2001
26	JP	H11373238	12/28/1999	2001-184956	7/6/2001
27	JP	H11373239	12/28/1999	2001-184957	7/6/2001
28	JP	2000-123522	4/25/2000	2001-307566	11/2/2001
29	JP	2000-044291	2/22/2000	2001-236835	8/31/2001
30	JP	2001-038367	2/15/2001	2002-093252	3/29/2002

31	JP		2000-258841	8/29/2000	2002-075091	3/15/2002
32	JP		2000-258753	8/29/2000	2002-075080	3/15/2002
33	[	**]	[**]	[**]
34	JP		S63109327	5/2/1988	S64071022	3/16/1989	2514690	4/30/1996
35	JP		S62073284	3/26/1987	S63239147	10/5/1988	2565894	10/3/1996
36	JP		S62095861	4/18/1987	S63261617	10/28/1988	2590096	12/5/1996
37	JP		H01026096	2/4/1989	H02207416	8/17/1990	2844632	10/30/1998
38	JP		H03056687	3/20/1991	H04292812	10/16/1992	2855869	11/27/1998
39	JP		S63025108	2/5/1988	H01140520	6/1/1989	2877149	1/22/1999
40	JP		H02104305	4/18/1990	H04001002	1/6/1992	2995796	10/29/1999
41	JP		H10369802	12/25/1998	2000-195348	7/14/2000	2998757	11/5/1999
42	JP		H02113058	4/28/1990	H04012413	1/17/1992	3008440	12/3/1999
43	JP		H02003990	1/10/1990	H03208211	9/11/1991	3109076	9/14/2000
44	JP		H01289788	11/7/1989	H03152810	6/28/1991	3143903	1/5/2001
45	JP		H01343487	12/27/1989	H03201319	9/3/1991	3149170	1/19/2001
46	JP		H02009459	1/17/1990	H03214516	9/19/1991	3149429	1/19/2001
47	JP		H05174800	6/21/1993	H07086026	3/31/1995
48	JP		H06135395	6/17/1994	H08007675	1/12/1996
49	JP		H07078629	4/4/1995	H08273451	10/18/1996
50	JP		H08026474	2/14/1996	H09223426	8/26/1997
51	JP		H08274811	10/17/1996	H10125147	5/15/1998
52	JP		H09096126	4/14/1997	H10289623	10/27/1998
53	JP		H09133619	5/23/1997	H10321065	12/4/1998
54	JP		H09133620	5/23/1997	H10321066	12/4/1998
55	JP		H09290574	10/23/1997	H11126523	5/11/1999
56	JP		H10051619	3/4/1998	H11250746	9/17/1999
57	JP		H10277433	9/30/1998	2000-106042	4/11/2000
58	JP		H11025852	2/3/1999	2000-222956	8/11/2000
59	JP		H11213457	7/28/1999	2000-200518	7/18/2000
60	[	**]	[**]	[**]
61	[	**]	[**]	[**]
62	[	**]	[**]	[**]
63	[	**]	[**]	[**]

Exhibit B

Jointly Owned with JST

Wire & Process

No.	Country	Application No.	File Date	Publication No.	Publicate Date	Patent No.	Issue Date	Co Owner
1	JP	H01318251	12/7/1989	H03179619	8/5/1991	2997808	11/5/1999	JST
	JP	H02022855	1/31/1990	H03226923	10/7/1991	3109077	9/14/2000	JST
2	JP	H05108395	5/10/1993	H06243745	9/2/1994			JST
3	JP	H05336852	12/28/1993	H07105753	4/21/1995			JST
4	JP	H05336853	12/28/1993	H07201232	8/4/1995	3253440	11/22/2001	JST
5	JP	H06069183	4/7/1994	H07282659	10/27/1995			JST
6	JP	H07268810	10/17/1995	H08171822	7/2/1996			JST
7	JP	H05091197	4/19/1993	H06302235	10/28/1994	3051867	4/7/2000	JST
8	JP	H03161947	7/3/1991	H05012940	1/22/1993	3253318	11/22/2001	JST
9	JP	H04288735	10/27/1992	H06139848	5/20/1994			JST
10	JP	H05125835	5/27/1993	H06338230	12/6/1994			JST
11	JP	H05130221	6/1/1993	H06342607	12/13/1994			JST
12	JP	H05140641	6/11/1993	H06349358	12/22/1994			JST
13	JP	H06200476	8/25/1994	H08064044	3/8/1996			JST&NIMS
14	JP	H06239891	10/4/1994	H07249328	9/26/1995			JST
15	JP	H07078629	4/4/1995	H08273451	10/18/1996			JST&NIMS
16	JP	H07236986	9/14/1995	H09082153	3/28/1997			JST
17	JP	H05104219	4/30/1993	H06316417	11/15/1994			JST&NIMS

Magnet Application

No.	Country	Application No.	File Date	Publication No.	Publicate Date	Patent No.	Issue Date	Co Owner
1	JP	H07272602	10/20/1995	H09115356	5/2/1997			JST

Exhibit B

Jointly Owned with Others

Wire & Process

No.	Country	Application No.	File Date	Publication No.	Publicate Date	Patent No.	Issue Date	Co Owner
1	JP	H05056600	3/17/1993	H06267352	9/22/1994			Kansai Electric Power Co
2	JP	H05002548	1/11/1993	H06208809	7/26/1994			Japan Atomic Energy Research Institute
3	JP	H09191266	7/16/1997	H11039963	2/12/1999			Tokyo Electric Power Co
4	JP	H09210886	8/5/1997	H11053960	2/26/1999			Tokyo Electric Power Co
5	JP	H10318063	11/9/1998	2000-149676	5/30/2000			Tokyo Electric Power Co
6	JP	H08349504	12/27/1996	H10194744	7/28/1998			Hiroshi Maeda
7	JP	H10133330	5/15/1998	H11322340	11/24/1999			Hiroshi Maeda
8	[**]	[**]	[**]					[**]
9	JP	H09015148	1/29/1997	H10212123	8/11/1998			Mikio Takano et.al.

Current Lead

No.	Country	Application No.	File Date	Publication No.	Publicate Date	Patent No.	Issue Date	Co Owner
1	JP	H08350078	12/27/1996	H10188691	7/21/1998	3151159	1/19/2001	Fuji Electric Co.Ltd & Japan Atomic Energy Research Institute
2	JP	H05078119	4/5/1993	H06295625	10/21/1994	3098887	8/11/2000	Japan Atomic Energy Research Institute
3	JP	H05002548	1/11/1993	H06208809	7/26/1994			Japan Atomic Energy Research Institute

Exhibit C

SEI Patents

Jointly Owned with JST

Wire & Process

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date	Co Owner
1	AU	1989/12/7	67804/90	1990/12/6		1991/6/13	653321	1995/1/31	JST
	US	1989/12/7	07/960307	1992/10/13			5288699	1994/2/22	JST

2	AU	1991/7/24	23459/92	1992/7/22		1993/2/23	646971	1994/6/23	JST&NIMS
	CA	1991/7/24	2092180	1992/7/22		1993/1/25	2092180	1996/12/3	JST&NIMS
	CH	1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	DE	1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	EP	1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	FR	1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	GB	1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	IT	1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	LI	1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	NL	1991/7/24	92916222	1992/7/22	551523	1993/7/21	551523	1996/3/6	JST&NIMS
	US	1991/7/24	08/345920	1994/11/28			5552376	1996/3/6	JST&NIMS
	[**]	[**]	[**]	[**]					JST&NIMS

3	CH	1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	DE	1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	EP	1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	FR	1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	GB	1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	IT	1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	SE	1993/5/10	94106899.1	1994/5/3	631331	1994/12/28	631331	1998/3/11	JST
	US	1993/5/10	08/955322	1997/10/20			5902774	1999/5/11	JST

4	DE	1993/8/2	94112038.8	1994/8/2	638942	1995/2/15	638942	2001/6/13	JST
	EP	1993/8/2	94112038.8	1994/8/2	638942	1995/2/15	638942	2001/6/13	JST
	FR	1993/8/2	94112038.8	1994/8/2	638942	1995/2/15	638942	2001/6/13	JST
	GB	1993/8/2	94112038.8	1994/8/2	638942	1995/2/15	638942	2001/6/13	JST
	IT	1993/8/2	94112038.8	1994/8/2	638942	1995/2/15	638942	2001/6/13	JST
	US	1993/8/2	08/739908	1996/10/30			6158106	2000/12/12	JST
	US	1993/8/2	09/640527	2000/8/17			6272732	2001/8/14	JST

5	DE	1993/12/28	94120753.2	1994/12/27	661762	1995/7/5	661762	1997/3/19	JST
	EP	1993/12/28	94120753.2	1994/12/27	661762	1995/7/5	661762	1997/3/19	JST
	FR	1993/12/28	94120753.2	1994/12/27	661762	1995/7/5	661762	1997/3/19	JST
	GB	1993/12/28	94120753.2	1994/12/27	661762	1995/7/5	661762	1997/3/19	JST
	IT	1993/12/28	94120753.2	1994/12/27	661762	1995/7/5	661762	1997/3/19	JST
	US	1993/12/28	08/365521	1994/12/27			5516753	1996/5/14	JST

6	CH	1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST

	DE	1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST
	EP	1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST
	FR	1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST
	GB	1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST
	IT	1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST
	SE	1994/4/7	95105193.7	1995/4/6	676817	1995/10/11	676817	1998/9/9	JST

7	EP	1995/10/17	96105964.9	1996/4/16	769819	1997/4/23			JST
	[**]	[**]	[**]	[**]					JST

NIMS Owned

Material

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date	Co Owner
	[**]	[**]	[**]	[**]					NIMS
	DE	1988/1/20	89300523.1	1989/1/19	330305	1989/8/230	330305	1995/6/7	NIMS
	EP	1988/1/20	89300523.1	1989/1/19	330305	1989/8/230	330305	1995/6/7	NIMS
	FR	1988/1/20	89300523.1	1989/1/19	330305	1989/8/230	330305	1995/6/7	NIMS
	GB	1988/1/20	89300523.1	1989/1/19	330305	1989/8/230	330305	1995/6/7	NIMS
	IT	1988/1/20	89300523.1	1989/1/19	330305	1989/8/230	330305	1995/6/7	NIMS
	NL	1988/1/20	89300523.1	1989/1/19	330305	1989/8/230	330305	1995/6/7	NIMS
	[**]	[**]	[**]	[**]					NIMS

Jointly Owned with Others

Wire & Process

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	[**]	[**]	[**]	[**]
	EP	1999/ 11/8	970226.7	2000/10/30	1156494	2001/11/21
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

2	EP	1997/1/29	98901014.5	1999/8/12	1022255	2000/7/26
	US	1997/1/29	09/355301	1999/8/12			6482775	2002/11/19
	[**]	[**]	[**]	[**]

Current Lead

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	US	1996/12/27	08/998434	1997/12/26			6153825	2000/11/28

Jointly Owned with JST

Wire & Process

No.	Country	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	JP	H01318251	1989/12/7	H03179619	1991/8/5	2997808	1999/11/5
	JP	H02022855	1990/1/31	H03226823	1991/10/7	3109077	2000/9/14
2	JP	H05108395	1993/5/10	H06243745	1994/9/2
3	JP	H05336852	1993/12/28	H07105753	1995/4/21
4	JP	H05336853	1993/12/28	H07201232	1995/8/4	3253440	2001/11/22
5	JP	H06069183	1994/4/7	H07282659	1995/10/27
6	JP	H07268810	1995/10/17	H08171822	1996/7/2
7	JP	H05091197	1993/4/19	H06302235	1994/10/28	3051867	2000/4/7
8	JP	H03161947	1991/7/3	H05012940	1993/1/22	3253318	2001/11/22
9	JP	H04288735	1992/10/27	H06139848	1994/5/20
10	JP	H05125835	1993/5/27	H06338230	1994/12/6
11	JP	H05130221	1993/6/1	H06342607	1994/12/13
12	JP	H05140641	1993/6/11	H06349358	1994/12/22
13	JP	H06200476	1994/8/25	H08064044	1996/3/8
14	JP	H06239891	1994/10/4	H07249328	1995/9/26
15	JP	H07078629	1995/4/4	H08273451	1996/10/18
16	JP	H07236986	1995/9/14	H09082153	1997/3/28
17	JP	H05104219	1993/4/30	H06316417	1994/11/15

Magnet Application

No.	Country	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	JP	H07272602	1995/10/20	H09115356	1997/5/2

Jointly Owned with Others

Wire & Process

No.	Country	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	JP	H05056600	1993/3/17	H06267352	1994/9/22
2	JP	H05002548	1993/1/11	H06208809	1994/7/26
3	JP	H09191266	1997/7/16	H11039963	1999/2/12
4	JP	H09210886	1997/8/5	H11053960	1999/2/26
5	JP	H10318063	1998/11/9	2000-149676	2000/5/30
6	JP	H08349504	1996/12/27	H10194744	1998/7/28
7	JP	H10133330	1998/5/15	H11322340	1999/11/24
8	[**]	[**]	[**]
9	JP	H09015148	1997/1/29	H10212123	1998/8/11

Current Lead

No.	Country	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	JP	H08350078	1996/12/27	H10188691	1998/7/21	3151159	2001/1/19
2	JP	H05078119	1993/4/5	H06295625	1994/10/21	3098887	2000/8/11
3	JP	H05002548	1993/1/11	H06208809	1994/7/26

Exhibit C

AMSC Patents

Jointly Owned

BSCCO/PIT Wire and

Process

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date	Co-Owner

1	US	02/05/1996	08/597,061	02/05/1996			5,908,812	06/01/1999	Los Alamos National Laboratory

2	US	07/28/1995	08/814,306	03/10/1997			6,300,285	10/09/2001	Los Alamos National Laboratory

3	US	09/23/1996	08/717,986	09/23/1996			6,122,534	09/19/2000	Los Alamos National Laboratory

4	US	09/21/1999	09/665,882	09/20/2000			6,555,503	04/29/2003	University of Wisconsin

5	[**]	[**]	[**]	[**]					[**]

	[**]	[**]	[**]	[**]					[**]

	[**]	[**]	[**]	[**]					[**]

	EP	07/23/1999	00976538.9	07/20/2000	1,203,415	05/08/2002			Pirelli

	[**]	[**]	[**]	[**]					[**]

	[**]	[**]	[**]	[**]					[**]

	US	07/23/1999	09/360,318	07/23/1999			6,444,917	09/03/2002	Pirelli

6	[**]	[**]	[**]	[**]					[**]

	[**]	[**]	[**]	[**]

7	[**]	[**]	[**]	[**]					[**]

EXHIBIT D

LICENSE AGREEMENT

This License Agreement (“Agreement”) is made June 10, 2003 between Sumitomo Electric Industries, Ltd. (“SET”), a Japanese corporation having its principal place of business at 5-33 Kitahama, 4-chome, Chuo-ku, Osaka Japan, and Pirelli S.p.A. (“Pirelli”), an Italian corporation having its principal place of business at Viale Sarca222, 20126 Milano Italy.

WITNESSETH:

WHEREAS, SEI has been engaged in the development of Bi Based Superconductor products and has acquired a substantial number of patents in respect thereof;

WHEREAS, Pirelli desires to obtain, and SEI is willing to grant a license with respect to Pirelli making, using, or selling Wire Products hereinafter defined under certain such patents owned by SEI in accordance with the terms and conditions herein;

NOW, THEREFORE, the Parties agree as follows:

ARTICLE 1

In this Agreement, including Exhibits, unless the context otherwise requires:

a)	words denoting the singular shall include the plural and vice versa;

b)	words denoting persons shall include corporations and vice versa;

c)	words denoting any gender shall include all genders; and

d)	headings are for convenience only and shall not affect interpretation.

ARTICLE 2 (DEFINITIONS)

In this Agreement, the following words and phrases shall have the following meanings, unless the context clearly requires otherwise:

2.1	AMSC

“AMSC” shall mean American Superconductor Corporation, a Delaware corporation having its principal place of business at Two Technology Drive, Westborough, MA 01581-1727

2.2	Assignment Date

“Assignment Date” shall mean the date when Pirelli or SEI assigns this Agreement to a third party as described in Article 15.

2.3	Consideration Territory

“Consideration Territory” is the United States of America, Canada, Germany, United Kingdom, France, Italy, Australia and New Zealand.

2.4	Effective Date

“Effective Date” shall mean the date on which the license agreement between SEI and AMSC related to Existing Patents and Future Patents becomes effective, or the date on which this agreement is executed by both of the Parties, whichever is later.

2.5	Existing Patents

“Existing Patents” shall mean the SEI Patents listed in Exhibit A and their continuations, continuations-in-part, and divisionals.

2.6	Fair Market Value

“Fair Market Value” shall mean, with respect to any Wire Product per se or Wire Product contained in another product either of which is sold, leased or put into use, the selling price of such Wire Product if such Wire Product is sold per se, or if the Wire Product is sold as part of a product or leased or put into use alone or as part of a product, a sum equivalent to the quantity of such Wire Product multiplied by the weighted average of the unit price derived from the sales for substantially the same Wire Product sold per se during the preceding six (6) month period.

In determining selling price, the following shall be excluded:

(a)	packaging costs;

(b)	costs of insurance and transportation;

(c)	import, export, excise, sales and value-added taxes, and customs duties; and

(d)	royalties owed to third parties

2.7	Future Patents

“Future Patents” shall mean all existing and future SEI Patents:

(a)	which directly or indirectly claim priority from a date on or before the Last Priority Date,

(b)	which are owned by SEI or an Affiliate or under which SEI has a right to grant a royalty-free license or sublicense without the need to receive the approval of a third party, and

(c)	which are not included in Exhibit A or Exhibit B.

For avoidance of doubt, Future Patents include patents filed by third parties but later owned by SEI, or for which SEI was later granted a license with the right to grant a royalty-free sublicense to others, including at least Pirelli.

Any Patents filed by third parties for which SEI is later granted a license with the right to grant a royalty-bearing sublicense to others, including at least Pirelli, shall be excluded from Future Patents. However, SEI grants to Pirelli an option to sublicense any patent directed to the design and/or manufacture of Bismuth-based Superconductor Wire with respect to which SEI may obtain a license with the right to grant royalty-bearing sublicenses, at any time subsequent to the execution of this Agreement. The terms and conditions of such royalty bearing sublicense later granted by SEI to Pirelli shall be subject to the terms of the patent license to SEI but otherwise consistent with the terms and conditions of the Future Patent license granted hereunder, and the royalty terms and conditions shall be no less favorable than the sublicensing royalty terms and conditions of the patent license to SEI.

2.8	Last Priority Date

“Last Priority Date” is December 31, 2007.

2.9	License Fee for Pirelli

“License Fee for Pirelli” shall mean [**] US dollars (US$[**]) to make the grant exercisable as described in Article 3.1. If this Agreement is assigned to the Assignee pursuant to the Article 15.1, and License Fee for Pirelli has already been paid by Pirelli to SEI then no additional License Fee for Pirelli will be due by Assignee. If, however, License Fee for Pirelli has not already been paid by Pirelli to SEI then License Fee for Pirelli will be due by Assignee. In no event shall the License Fee for Pirelli be refunded after the payment of License Fee for Pirelli to SEI.

2.10	Party and Related Entities

The word “Party” shall mean SEI or Pirelli, as the case may be.

“Affiliate” of a Party shall mean (i) any Subsidiary of such Party, (ii) the Parent Company of such Party, or (iii) any Subsidiary of any such Parent Company.

“Subsidiary” or “Subsidiaries” of a Party shall mean a corporation, limited liability company, partnership or other legal entity (a) fifty percent (50%) or more of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such Party either directly or indirectly; or (b) in cases in which the entity does not have outstanding shares or securities, fifty percent (50%) or more of whose ownership interest representing the right to manage such entity is now or hereafter owned and controlled by such Party either directly or indirectly; provided that any such corporation or other legal entity shall be deemed to be a “Subsidiary” of such Party only as long as such control or ownership exists.

“Parent-Company” of a Party shall mean a corporation or other legal entity of which such Party is a Subsidiary.

Notwithstanding the foregoing, [**] corporation having its principal place of business at [**], shall be excluded from being a Subsidiary of SEI.

2.11	Patents

“Patents” or “Patent” shall mean any and all patents worldwide issuing from patent applications directly or indirectly claiming priority to a date before the Last Priority Date, and further including design patents and utility models directly or indirectly claiming priority to a date before the Last Priority Date.

2.12	“Pirelli’s Territory” shall mean worldwide except Japan.

2.13	Then Current Future Patents

“Then Current Future Patents” shall mean only Future Patents which directly or indirectly claim priority from a date on or before the Assignment Date.

2.14	Wire Products

“Wire Products” shall mean Bismuth-based Superconductor Wire per se in the Cable Field.

Superconductor Wire is a length of wire or tape containing superconductor materials which is designed to transmit either direct or alternating current in the superconducting state.

The Cable Field is defined as the field of Line Transmission and Distribution of (i) electrical power from at least one point to another and (ii) electrical control signals, where “Line Transmission and Distribution” means transmission and distribution by cable, wire or the like physical link in the form of an elongated conductor which is used to transport electrons. The Cable Field does not include other superconductor products such as current leads, magnet wire, magnet cables, current limiters, transformers, power electronic devices, energy storage devices, coils and other devices when used for the generation of magnetic fields.

ARTICLE 3 (GRANT FROM SEI TO PIRELLI)

3.1	SEI grants to Pirelli, with the right to sublicense solely to its Affiliates, for the period from the Effective Date a royalty-bearing license under the SEI’s Patent Rights in Existing Patents and Future Patents to make, use, sell and offer to sell in Pirelli’s Territory Wire Products and Wire Products contained in products in the Cable Field until the last of the Future Patents expire, provided such grant to Pirelli will not become exercisable until a License Fee for Pirelli is paid by Pirelli to SEI. For the avoidance of doubt, the license to make, use, sell and offer to sell Wire Products contained in products is limited to the Wire Products themselves and does not include a license to a combination of the Wire Products with the products in which they are contained.

3.2	Pirelli’s license to make, use, sell and offer to sell Wire Products and Wire Products contained in products under Article 3.1, and the waiver contained in section 3.3, shall cease immediately upon Pirelli, directly or indirectly, contesting, by way of litigation or an interference (only if actively instituted by Pirelli) or opposition proceeding or requesting reexamination, the validity of any of SEI’s Existing or Future Patents directed to the design and/or manufacture of Bismuth-based Superconductor Wires, or upon Pirelli exercising any of its rights under any of its Patents or co-owned Patents for infringement by Wire Products or Wire Products contained in products against SEI or its Subsidiaries, or upon Pirelli suing or claiming for infringement by Wire Products or Wire Products contained in products against SEI or its Subsidiaries under its right under any of its Patents in any forum.

3.3

Subject to the payment of the License Fee for Pirelli, during the period beginning with the Effective Date and ending with the expiration of all the Existing Patents and Future Patents of SEI, SEI will not sue Pirelli or its Affiliates in any forum for infringement by Wire Products or Wire Products contained in products of any of its Existing Patents,

Future Patents or co-owned Patents, whether covered by grants hereunder or not, for making, using, selling, offering to sell Wire Products and Wire Products contained in products in Pirelli’s Territory, unless SEI has an obligation to cooperate with a co-owner or licensor of any such co-owned Patents and such co-owner or licensor requires SEI to sue Pirelli or to assist such co-owner or licensor to exercise its patent rights against Pirelli. Exhibit C lists the co-owned Patents in respect of which SEI has such obligation. Further, SEI shall notify from time to time Pirelli of any co-owned Future Patent in respect of which SEI will have such obligation. For the avoidance of doubt, SEI may sue Pirelli or its Affiliates for infringement by products for a reason other than that such products include Wire Products.

3.4	SEI shall cooperate with Pirelli in good faith to register the nonexclusive license of any of the Patents granted herein in any country, provided that Pirelli bears, the cost of such registration.

ARTICLE 4 (TERM OF AGREEMENT)

This Agreement shall become effective on the Effective Date, and, unless sooner terminated as provided in this Agreement, shall be in full force until all of the Existing Patents and Future Patents of both Parties expire.

ARTICLE 5 (SECRECY)

5.1	Nothing in this Agreement shall be construed as conferring upon Pirelli or its Subsidiaries any right to include in advertising, packaging or other commercial activities related to Wire Products, any reference to SEI (or any of its Subsidiaries), its trade names, trademarks or service marks in a manner which would be likely to cause confusion or to indicate that such Wire Products are in any way endorsed or certified by SEI or its Subsidiaries.

5.2	The Parties hereto shall not disclose the existence or the contents of this Agreement to any third party, with the exception of AMSC, until all of the Existing and Future Patents expire.

ARTICLE 6 (CONSIDERATION)

6.1

In consideration of the licenses granted under Article 3 herein to Pirelli, Pirelli shall pay to SEI an amount equal to [**] percent of the Fair Market Value of Wire Products and Wire Products contained in products made, sold, or leased by Pirelli and its sublicensed Affiliates in the Consideration Territory. Only one royalty shall be due with respect to any given Wire Product or Wire Product contained in a product, irrespective of the number of different countries in the Consideration Territory where such Wire Product or Wire Product contained in a product is made, sold or leased, and irrespective of the value of the product of which the Wire Product may be a part. When all of the Existing Patents expire in all of the countries of the Consideration Territory where a given Wire Product or Wire Product contained in a product is made, sold, or leased, then payment of royalty shall be due only if Pirelli makes use of any Future Patent in making, selling or leasing of Wire Products and Wire Products contained in products in the Consideration Territory.

Except for royalties due for Pirelli’s use of any Future Patents, when all Existing Patents expire in any of the countries of the Consideration Territory where a given Wire Product or Wire Product contained in a product is made, sold, or leased, then no payment of royalty shall be due for Wire Products and Wire Products contained in products made, sold, or leased by Pirelli in such country, but the payment obligation in other countries in the Consideration Territory where unexpired Existing Patents exist shall remain for Wire Products and Wire Products contained in products made, sold, or leased in those other countries. No payment obligation will be required on any Wire Product or Wire Products contained in products outside of the Consideration Territory. The payments due hereunder for Wire Products and Wire Products contained in products made, sold, or leased during the period from January 1 to June 30 of any year shall be made by September 1 of that year, and the payments for Wire Products and Wire Products contained in products made, sold, or leased during the period from July 1 to December 31 of any year shall be made by March 1 of the next year. At the time of each payment Pirelli shall furnish SEI with a detailed report setting forth the basis for the payment.

6.2	All payments due to SEI under this Agreement shall be nonrefundable and shall be remitted by telegraphic transfer in Italian Lire to the following account of SEI:

Sumitomo Mitsui Banking Corporation

Osaka Head Office

6-5, Kitahama 4-chome, Chuo-ku,

Osaka, 541-0041, Japan

Account No.: [**]

6.3	All taxes payable as a result of the payment of the monies due to SEI in accordance with this Article 6 shall be borne by SEI. If required to deduct tax at source from any payments made to SEI, Pirelli shall provide SEI with a statement or certificate showing the amount of tax so paid in respect of the said monies duly signed by an appropriate tax official.

ARTICLE 7 (NO LICENSE EXCEPT FOR WIRE PRODUCTS)

Pirelli hereby agrees that the licenses to Pirelli contemplated herein shall not constitute or imply any license or agreement with respect to any products other than Wire Products and Wire Products contained in products, nor a license to Pirelli with respect to any patents except the Existing Patents and Future Patents, nor any agreement with respect to any patents except the Existing Patents and Future Patents.

ARTICLE 8 (TERMINATION)

8.1	Either Party (the “Initiating Party”) may terminate this Agreement (the “Breaching Party”) by written notice to the Breaching Party on or at any time after one of the following events occur. This Agreement and the license and waiver granted Pirelli is automatically terminated at the time of the occurrence of any of the events set forth in sections (b), (c) or (d) with respect to Pirelli:

(a)	the Breaching Party committing a remediable breach under this License Agreement and failing to remedy the breach within two (2) months starting on the day after receipt of written notice from the Initiating Party giving details of the breach and requiring the Breaching Party to remedy the breach;

(b)	the Breaching Party passing a resolution for its winding-up, a court of competent jurisdiction making an order for the Breaching Party’s winding-up or the presentation of a petition for the Breaching Party’s winding-up (other than, in each case, for the purposes of solvent amalgamation or reconstruction and in such manner that the entity resulting from the amalgamation or reconstruction effectively agrees to be bound by or assume the Breaching Party’s obligations under this Agreement);

(c)	the making of an administrative order in relation to the Breaching Party or the appointment of a receiver over, or an encumbrancer taking possession of or selling an asset of the Breaching Party;

(d)	the Breaching Party making an arrangement or composition with its creditors generally or making an application to a court of competent jurisdiction for protection from its creditors generally;

(e)	Pirelli’s failure to pay the License Fee for Pirelli specified in Article 3.1 and not cured within sixty (60) days starting on the day of Pirelli’s making the Wire Products or the using, offering to sell, selling or exporting such Wire Products or Wire Products contained in products in Pirelli’s Territory.

ARTICLE 9 (ARBITRATION)

9.1	The Parties shall attempt to settle all disputes and differences between the Parties arising from this Agreement in an amicable fashion. Should, however, a mutually agreed solution to any such dispute not be found possible, the Parties shall submit the matter under dispute to arbitration by the International Chamber of Commerce, at the office located in Washington D.C., the United States of America, under and in accordance with the rules of Arbitration and Conciliation of the International Chamber of Commerce. The arbitration will be conducted in English. The decision or decisions resulting from any such arbitration shall be final and binding and conclusive upon the Parties, not subject to any challenge in any forum or court, and may be enforced in any court of competent jurisdiction.

9.2	Until a decision is made by the arbitrators both Parties agree to take no action which may upset the status quo or prejudice the respective positions of the Parties in respect of the matter in controversy except for such actions as may otherwise be permitted by the terms of this Agreement.

ARTICLE 10 (NOTICES)

Any notice given under this Agreement (“Notice”) shall be deemed to have been duly and sufficiently given for all purposes, if made initially by facsimile, and then also sent by registered or certified air mail, postage prepaid, addressed to the Party to whom the Notice is to be sent at the address for the Party set forth below. Each Party may change its address for receipt of notices by Notice to the other Party in accordance with this Article 10. Notice becomes effective-upon mailing by registered or certified mail. If, however, such Notice is not initially sent by facsimile, such Notice does not become effective until the date the registered or certified mail is actually received.

If addressed to Pirelli:

General Manager

Industrial Property Department

Pirelli S.p.A.

Viale Sarca 222

2016 Milan

Italy

If addressed to SEI:

General Manager

Legal Department

Sumitomo Electric Industries, Ltd.

5-33 Kitahama, 4-chome, Chuo-ku, Osaka

Japan

ARTICLE 11 (CONTINUING OBLIGATIONS)

The obligations to keep information confidential and to submit disputes to arbitration as set out in Articles 5 (Secrecy) and 9 (Arbitration) respectively shall continue indefinitely, unless and until such information is no longer secret or there are no outstanding claims between the Parties.

ARTICLE 12 (FORCE MAJEURE)

12.1	Either Party shall be relieved of its obligations hereunder to the extent that it is hindered or prevented from carrying them out by reason of force majeure.

12.2	For the purpose of this Agreement, force majeure signifies any event or circumstance and its direct consequence which is beyond the reasonable control of the Party invoking this Article 12. Such events or circumstances include but are not limited to: fire, floods, earthquake, war, industrial disputes, strikes, lockouts, explosions, acts of God and actions of the government(s).

12.3	The Party invoking this Article 12 shall without delay advise the other Party of the force majeure event or circumstance preventing or hindering it from carrying out its obligations under this Agreement and shall also notify the other Party as soon as possible of all the facts and obligations it is able to meet only with delay, indicating the period of delay to be expected.

12.4

If the event or circumstance of force majeure results in delay of less than six (6) months, the Parties are obliged to adhere to this Agreement subject however to reasonable extensions of time for contract obligations to be met and the period of payment called for in this Agreement shall be extended appropriately to take account of any stoppages caused by reasons of force majeure. If force majeure results in an extension of due date for more than six (6) months, the Parties shall consult together on the action to be taken. If they fail to reach agreement, then recourse will be had to arbitration in accordance with Article 9 hereof for liquidation of the contractual relations between the Parties.

ARTICLE 13 (GOVERNING LAW)

This Agreement shall be interpreted in accordance with the laws of the State of New York.

ARTICLE 14 (INTERPRETATION)

14.1	This Agreement shall be executed in the English language. No translation, if any, of this Agreement into any other language shall be of any force or effect in the interpretation of this Agreement or in determination of the intent of either of the Parties.

14.2	This Agreement may only be amended in writing signed by the duly authorized representatives of the Parties and this Agreement constitutes the entire agreement of the Parties on the matter to which it relates and there are no understandings, representations or warranties of any kind between the Parties except as expressly set forth herein.

14.3	Should any of the provisions of this Agreement be void for whatever reason, the validity of the remaining provisions shall thereby not be affected. In such case the Parties shall upon mutual consent replace the ineffective provisions by another provision which is as close in meaning as possible.

ARTICLE 15 (ASSIGNMENT)

15.1	This Agreement is personal to each of the Parties and may not be assigned by either Party without the prior written consent of the other Party which consent will not be unreasonably withheld. Notwithstanding the foregoing, without the consent of the other Party, either Party may assign this Agreement and all of its rights and obligations in connection with the sale or assignment of the business and assets of the assigning Party’s in the Cable Field or a portion of such business and assets. However, no such assignment of this Agreement and all of the rights and obligations hereunder in connection with the sale or assignment of the business and assets of the assigning Party’s in the Cable Field or a portion of such business and assets may be made to any third party (“Assignee”), unless, effective as of the Assignment Date, if Pirelli is the assigning Party, such Assignee (i) pays to SEI a sum of [**]USD as consideration for the assignment of this Agreement and (ii) agrees in writing that all of the Assignee’s patents and applications which have an earliest priority date on or before the Assignment Date and which are directed to Bismuth-based wire are licensed, on a non-exclusive, non-transferable, worldwide, royalty-free basis, to SEI and its Subsidiaries to make, use, sell and offer for sale Wire Products and Wire Products contained in products in the Cable Field, and agrees further that as of the Assignment Date any and all license rights and promises not to sue with respect to Future Patents of SEI as described in Article 3 of this Agreement shall be limited to Then Current Future Patents.

15.2	The assigning Party, promptly after the assignment as provided for under Article 15.1, shall notify the other Party by written notice of such assignment, and such notice shall include the name and location of and the name of the representative of the assignee.

15.3	In the case of an assignment by SEI of all of its Patents covered under this Agreement to an Assignee as part of an assignment of all SEI’s rights and obligations under this Agreement pursuant to Section 15.1, SEI shall impose its licensing obligations and its promises not to sue contained in Article 3 of this Agreement on Assignee with respect to all Existing Patents and Then Current Future Patents.

15.4	In the case of an assignment by SEI of any of its Patents covered under this Agreement to a third party (Third Party Assignee) not as part of an assignment of all of SEI’s rights and obligations under this Agreement pursuant to Section 15.1 and 15.3, SEI shall impose its licensing obligations and its promises not to sue contained in Article 3 of this Agreement on the Third Party Assignee with respect to such assigned Patents. For the avoidance of doubt, the license and waiver from such Third Party Assignee shall be royalty free and the royalty obligations of Pirelli shall remain payable only to SEI under the terms of this Agreement.

15.5	In the case of an assignment by Pirelli of any of its Patents directed to Bismuth based wire to an Assignee (as defined in Section 15.1), Pirelli shall impose its promises not to sue contained in Article 3 of this Agreement on the Assignee with respect to such assigned Patents. For the avoidance of doubt, the promises not to sue from the Assignee shall be royalty free.

IN WITNESS WHEREOF, this Agreement has been signed on behalf of the Parties hereto.

Sumitomo Electric Industries, Ltd.

By:	/s/ Hironaga Matsubara
Hironaga Matsubara

Date:	June 10, 2003

Pirelli S.p.A.

By:	/s/ Pier Giovanni Giannesi
Pier Giovanni Giannesi

Date:	June 16, 2003

Solely Owned	Exhibit A
Wire and Process	SEI Patents

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
1	US	1986/6/17	07/063228	1987/6/17			5006289	1991/4/9
	US	1986/6/17	07/606850	1990/10/31			5114641	1992/5/19
	US	1986/6/17	07/883368	1992/5/15			5252288	1993/10/12
	US	1986/6/17	08/355814	1994/12/14			5480601	1996/1/2/

2	AU	1987/2/5	11422/88	1988/2/5		1988/8/11	597148	1990/9/11
	DE	1987/2/5	91119826.5	1988/2/5	475466	1992/3/18	475466	2002/6/5
	DE	1987/2/5	88400267.6	1988/2/5	281444	1988/9/7	281444	1992/12/30
	EP	1987/2/5	88400267.6	1988/2/5	281444	1988/9/7	281444	1992/12/30
	EP	1987/2/5	91119826.5	1988/2/5	475466	1992/3/18	475466	2002/6/6
	FR	1987/2/5	91119826.5	1988/2/5	475466	1992/3/18	475466	2002/6/5
	FR	1987/2/5	88400267.6	1988/2/5	281444	1988/9/7	281444	1992/12/30
	GB	1987/2/5	91119826.5	1988/2/5	475466	1992/3/18	475466	2002/6/5
	GB	1987/2/5	88400267.6	1988/2/5	281444	1988/9/7	281444	1992/12/30
	IT	1987/2/5	91119826.5	1988/2/5	47566	1992/3/18	475466	2002/6/5
	IT	1987/2/5	88400267.6	1988/2/5	281444	1988/9/7	281444	1992/12/30
	LI	1987/2/5	88400267.6	1988/2/5	281444	1988/9/7	281444	1992/12/30
	[**]	[**]	[**]	[**]
	US	1987/2/5	08/851312	1997/5/5			5981444	1999/11/9

3	DE	1987/2/28	88400466.4	1988/2/29	281474	1988/9/7	281474	1994/8/17
	EP	1987/2/28	88400466.4	1988/2/29	281474	1988/9/7	281474	1994/8/17
	FR	1987/2/28	88400466.4	1988/2/29	281474	1988/9/7	281474	1994/8/17
	GB	1987/2/28	88400466.4	1988/2/29	281474	1988/9/7	281474	1994/8/17
	US	1987/2/28	08/056615	1993/5/4			5786305	1998/7/28

4	US	1987/4/17	07/438986	1989/11/20			5100865	1992/3/31

5	US	1987/4/2	07/942481	1991/9/9			5550102	1996/8/27

6	DE	1987/5/1	88401064.6	1988/5/2	290331	1988/11/9	290331	1997/3/5
	EP	1987/5/1	88401064.6	1988/5/2	290331	1988/11/9	290331	1997/3/5
	FR	1987/5/1	88401064.6	1988/5/2	290331	1988/11/9	290331	1997/3/5
	GB	1987/5/1	88401064.6	1988/5/2	290331	1988/11/9	290331	1997/3/5
	US	1987/5/1	07/189366	1988/5/2			5122507	1992/6/16
	US	1987/5/1	07/884137	1992/5/18			5338721	1994/8/16
	US	1987/5/1	08/906855	1997/8/6			6301774	2001/10/16
	US	1987/5/1	08/906855	1997/8/6			6301774	2001/10/16
	US	1987/5/1	08/200540	1994/2/22			5424282	1995/6/13

7	US	1987/7/28	07/225207	1988/7/28			5030616	1991/7/9

8	US	1987/8/3	08/122178	1993/9/17			5409890	1995/4/25

9	AU	1988/8/29	39596/89	1989/8/15		1990/3/1	611051	1991/9/25
	DE	1988/8/29	89115862.8	1989/8/28	356969	1990/3/7	356969	1994/12/28

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
	EP	1988/8/29	89115862.8	1989/8/28	356969	1990/3/7	356969	1994/12/28
	FR	1988/8/29	89115862.8	1989/8/28	356969	1990/3/7	356969	1994/12/28
	GB	1988/8/29	89115862.8	1989/8/28	356969	1990/3/7	356969	1994/12/28
	IT	1988/8/29	89115862.8	1989/8/28	356969	1990/3/7	356969	1994/12/28
	LI	1988/8/29	89115862.8	1989/8/28	356969	1990/3/7	356969	1994/12/28
	US	1988/8/29	08/459624	1995/6/2			5639714	1997/6/17
	US	1988/8/29	08/747133	1996/11/12			6276048	2001/8/21

10	DE	1989/1/26	90101530.5	1990/1/25			380115	1994/9/21
	EP	1989/1/26	90101530.5	1990/1/25	380115	1990/8/1	380115	1994/9/21
	FR	1989/1/26	90101530.5	1990/1/25			380115	1994/9/21
	GB	1989/1/26	90101530.5	1990/1/25			380115	1994/9/21
	[**]	[**]	[**]	[**]
	US	1989/1/26	08/999675	1997/10/14			6357105	2002/3/19

11	AU	1989/12/28	68479/90	1990/12/24		1991/7/4	646419	1994/6/10
	DE	1989/12/28	90125575.2	1990/12/27	435286	1991/7/3	435286	1997/3/19
	EP	1989/12/28	90125575.2	1990/12/27	435286	1991/7/3	435286	1997/3/19
	FR	1989/12/28	90125575.2	1990/12/27	435286	1991/7/3	435286	1997/3/19
	GB	1989/12/28	90125575.2	1990/12/27	435286	1991/7/3	435286	1997/3/19
	IT	1989/12/28	90125575.2	1990/12/27	435286	1991/7/3	435286	1997/3/19
	[**]	[**]	[**]	[**]
	US	1989/12/28	08/955323	1997/10/20			6311384	2001/11/6

12	US	1990/3/16	08/283498	1994/8/1			5670459	1997/9/23
	US	1990/3/16	08/858842	1997/5/19			5910222	1999/6/8

13	DE	1990/3/26	91104628.2	1991/2/23	449161	1991/10/2	449161	1995/12/6
	EP	1990/3/26	91104628.2	1991/2/23	449161	1991/10/2	449161	1995/12/6
	FR	1990/3/26	91104628.2	1991/2/23	449161	1991/10/2	449161	1995/12/6
	GB	1990/3/26	91104628.2	1991/2/23	449161	1991/10/2	449161	1995/12/6
	IT	1990/3/26	91104628.2	1991/2/23	449161	1991/10/2	449161	1995/12/6
	LI	1990/3/26	91104628.2	1991/2/23	449161	1991/10/2	449161	1995/12/6
	US	1990/3/26	08/385240	1995/2/8			5610123	1997/3/11

14	US	1990/3/30	08/747881	1996/11/13			6205345	2001/3/20
	[**]	[**]	[**]	[**]

15	US	1990/7/16	08/291237	1994/8/16			5508254	1996/4/16

16	AU	1990/7/16	80310/91	1991/7/10		1992/1/16	647801	1994/7/19
	DE	1990/7/16	91111685.3	1991/7/12	467238	1992/1/22	467238	1994/11/2
	EP	1990/7/16	91111685.3	1991/7/12	467238	1992/1/22	467238	1994/11/2
	FR	1990/7/16	91111685.3	1991/7/12	467238	1992/1/22	467238	1994/11/2
	GB	1990/7/16	91111685.3	1991/7/12	467238	1992/1/22	467238	1994/11/2
	IT	1990/7/16	91111685.3	1991/7/12	467238	1992/1/22	467238	1994/11/2
	LI	1990/7/16	91111685.3	1991/7/12	467238	1992/1/22	467238	1994/11/2
	US	1990/7/16	08/376461	1995/1/20			5877125	1999/3/2

17	DE	1990/8/8	911113271	1991/8/7	470595	1992/2/12	470595	1995/5/24

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
	EP	1990/8/8	911113271	1991/8/7	470595	1992/2/12	470595	1995/5/24
	FR	1990/8/8	911113271	1991/8/7	470595	1992/2/12	470595	1995/5/24
	GB	1990/8/8	911113271	1991/8/7	470595	1992/2/12	470595	1995/5/24
	IT	1990/8/8	911113271	1991/8/7	470595	1992/2/12	470595	1995/5/24
	LI	1990/8/8	911113271	1991/8/7	470595	1992/2/12	470595	1995/5/24
	US	1990/8/8	07/742255	1991/8/8			5236891	1993/8/17

18	DE	1990/9/10	91115196.7	1991/9/9	475315	1992/3/18	475315	1995/12/13
	EP	1990/9/10	91115196.7	1991/9/9	475315	1992/3/18	475315	1995/12/13
	FR	1990/9/10	91115196.7	1991/9/9	475315	1992/3/18	475315	1995/12/13
	GB	1990/9/10	91115196.7	1991/9/9	475315	1992/3/18	475315	1995/12/13
	IT	1990/9/10	91115196.7	1991/9/9	475315	1992/3/18	475315	1995/12/13
	LI	1990/9/10	91115196.7	1991/9/9	475315	1992/3/18	475315	1995/12/13
	US	1990/9/10	07/757103	1991/9/10			5378684	1995/1/3
	US	1990/9/10	08/316262	1994/9/29			5663120	1997/9/2

19	AU	1991/1/19	10229/92	1992/1/14		1992/7/23	646538	1994/6/10
	DE	1991/1/19	92100672.2	1992/1/16	496281	1992/7/29	496281	1995/12/6
	EP	1991/1/19	92100672.2	1992/1/16	496281	1992/7/29	496281	1995/12/6
	FR	1991/1/19	92100672.2	1992/1/16	496281	1992/7/29	496281	1995/12/6
	GB	1991/1/19	92100672.2	1992/1/16	496281	1992/7/29	496281	1995/12/6
	IT	1991/1/19	92100672.2	1992/1/16	496281	1992/7/29	496281	1995/12/6
	LI	1991/1/19	92100672.2	1992/1/16	496281	1992/7/29	496281	1995/12/6
	US	1991/1/19	08/167581	1993/12/15	2002- 0050053	2002/5/2

20	AU	1991/2/25	11018/92	1992/2/18		1992/8/27	653983	1995/2/15
	DE	1991/2/25	92103099.5	1992/2/24	501394	1992/9/2	501394	1995/5/3
	EP	1991/2/25	92103099.5	1992/2/24	501394	1992/9/2	501394	1995/5/3
	FR	1991/2/25	92103099.5	1992/2/24	501394	1992/9/2	501394	1995/5/3
	GB	1991/2/25	92103099.5	1992/2/24	501394	1992/9/2	501394	1995/5/3
	IT	1991/2/25	92103099.5	1992/2/24	501394	1992/9/2	501394	1995/5/3
	LI	1991/2/25	92103099.5	1992/2/24	501394	1992/9/2	501394	1995/5/3
	US	1991/2/25	08/446349	1995/5/22			5949131	1999/9/7
	US	1991/2/25	09/112970	1998/7/9			6194226	2001/2/27

21	US	1991/3/20	08/186219	1994/1/25			5434130	1995/7/18

22	AU	1991/3/20	13053/92	1992/3/19		1992/9/24	654529	1995/2/28
	US	1991/3/20	08/479898	1995/6/7			5869430	1999/2/9

23	AU	1991/3/20	13034/92	1992/3/19		1992/9/24	650956	1994/10/25
	DE	1991/3/20	92104806.2	1992/3/19	504894	1992/9/23	504894	1994/12/28
	EP	1991/3/20	92104806.2	1992/3/19	504894	1992/9/23	504894	1994/12/28
	FR	1991/3/20	92104806.2	1992/3/19	504894	1992/9/23	504894	1994/12/28
	GB	1991/3/20	92104806.2	1992/3/19	504894	1992/9/23	504894	1994/12/28
	IT	1991/3/20	92104806.2	1992/3/19	504894	1992/9/23	504894	1994/12/28
	US	1991/3/20	07/854127	1992/3/19			5369088	1994/11/29

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
	US	1991/3/20	08/295297	1994/8/24			5462920	1995/10/31

24	AU	1992/2/20	33148/93	1993/2/19		1993/8/26	663355	1996/1/23
	DE	1992/2/20	93102579.5	1993/2/18	556837	1993/8/25	556837	1997/9/17
	EP	1992/2/20	93102579.5	1993/2/18	556837	1993/8/25	556837	1997/9/17
	FR	1992/2/20	93102579.5	1993/2/18	556837	1993/8/25	556837	1997/9/17
	GB	1992/2/20	93102579.5	1993/2/18	556837	1993/8/25	556837	1997/9/17
	IT	1992/2/20	93102579.5	1993/2/18	556837	1993/8/25	556837	1997/9/17
	US	1992/2/20	08/019976	1993/2/19			5358929	1994/10/25

25	DE	1995/4/7	96105592.8	1996/4/9	736914	1996/10/9	736914	2002/5/15
	DK	1995/4/7	96105592.8	1996/4/9	736914	1996/10/9	736914	2002/5/15
	EP	1995/4/7	96105592.8	1996/4/9	736914	1996/10/9	736914	2002/5/15
	FR	1995/4/7	96105592.8	1996/4/9	736914	1996/10/9	736914	2002/5/15
	GB	1995/4/7	96105592.8	1996/4/9	736914	1996/10/9	736914	2002/5/15
	IT	1995/4/7	96105592.8	1996/4/9	736914	1996/10/9	736914	2002/5/15
	US	1995/4/7	08/627281	1996/4/4			6305069	2001/10/23
	US	1995/4/7	09/954577	2001/9/18	2002- 0028749	2002/3/7

26	EP	1996/3/26	97105031.5	1997/3/25	798749	1997/10/1
	US	1996/3/26	08/823907	1997/3/25			5929000	1999/7/27
	US	1996/3/26	09/055287	1998/4/6			6192573	2001/2/27

27	AU	1996/5/13	19090/97	1997/4/24		1997/11/20	727324	2001/3/22
	EP	1996/5/13	97106381.3	1997/4/17	807994	1997/11/19	807994	2002/8/14
	[**]	[**]	[**]	[**]
	US	1996/5/13	09/941104	2001/8/28	2002- 0020546	2002/2/21	6414244

28	EP	1997/2/25	98103197.4	1998/2/24	860705	1998/8/26
	US	1997/2/25	09/028929	1998/2/24			5936394

29	EP	1997/2/27	98905635.3	1998/2/25	1018748	200/7/12
	[**]	[**]	[**]	[**]
	WO	1997/2/27	PTC/JP98/00754	1998/2/27	WO98/386 50	1998/9/3

30	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	US	1998/4/28	09/264570	1999/3/8			6311385

31	EP	1998/7/30	99114300.9	1999/7/30	977282	2000/2/2
	US	1998/7/30	09/363816	1999/7/30	US-2001-0017220	2001/8/30	6337307
	[**]	[**]	[**]	[**]

32	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	WO	1999/2/26	PCT/JP00/00952	2000/2/18	WO00/527 81	2000/9/8

No.	Country	Priority Date	Application No.	File Date	Publication No.	Publication Date	Patent No.	Issue Date
33	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

34	[**]	[**]	[**]	[**]
	EP	1999/12/28	403701.6	2000/12/28	1113508	2001/7/4
	[**]	[**]	[**]	[**]

35	[**]	[**]	[**]	[**]
	EP	1999/12/28	403702.4	2000/12/28	EP111350 7A2	2001/7/4
	[**]	[**]	[**]	[**]

36	[**]	[**]	[**]	[**]
	EP	1999/11/4	971734.9	2000/11/1	1158543	2001/11/28
	HK	1999/11/4	1109218.6	2000/11/1	1039396A	2002/4/19
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

37	EP	2000/4/25	1401033.4	2001/4/24	1150362	2001/10/31
	HK	2000/4/25	1108327.6	2001/11/27	1037784A	2002/2/15
	US	2000/4/25	09/820870	2001/3/30	2001- 0044385	2001/11/22

38	[**]	[**]	[**]	[**]
	EP	2000/2/22	1400472.5	2001/2/22	1128447	2001/8/29
	HK	2000/2/22	1108125.0	2001/11/17	1037274A	2002/2/1
	[**]	[**]	[**]	[**]

39	[**]	[**]	[**]	[**]
	EP	2000/7/14	1401877.4	2001/7/13	1172868	2002/1/16
	[**]	[**]	[**]	[**]
	TW	2000/7/14	90116220	2001/7/3			157041	2002/9/27
	US	2000/7/14	09/903622	2001/7/13	2002- 0022576	2002/2/21

40	[**]	[**]	[**]	[**]
	EP	2000/8/29	1402252.9	2001/8/29	1187233	2002/3/13
	US	2000/8/29	09/920947	2001/8/3	2002- 0073298	2002/4/18

41	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

42	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]

Exhibit B

SEI Patents

Solely Owned

Wire & Process

No.	Country	Application No.	File Date	Publication No.	Publicate Date	Patent No.	Issue Date
1	JP	S62148368	6/15/1987	S63310903	12/19/1988	2707524	10/17/1997
2	JP	H08322313	11/18/1996	H09185915	7/15/1997	2996340	10/29/1999
3	JP	S63109325	5/2/1988	H01163910	6/28/1989	2754564	3/6/1998
4	JP	S63193635	8/3/1988	H01152007	6/14/1989	2108366	11/6/1996
5	JP	H01209325	8/12/1989	H03138820	6/13/1991	2636049	4/25/1997
6	JP	H02013092	1/22/1990	H03015116	1/23/1991	3158408	2/16/2001
7	JP	H01341391	12/28/1989	H03204131	9/5/1991	2775946	5/1/1998
8	JP	H02067934	3/16/1990	H03265523	11/26/1991	3089641	7/21/2000
9	JP	H02080421	3/27/1990	H03280308	12/11/1991	3044732	3/17/2000
10	JP	H03051332	3/15/1991	H04212215	8/3/1992	3074753	6/9/2000
11	JP	H03067068	3/29/1991	H04212212	8/3/1992	3248190	11/9/2001
12	JP	H02188496	7/16/1990	H04073822	3/9/1992	3008453	12/3/1999
13	JP	H02211365	8/8/1990	H04094019	3/26/1992	2567505	10/3/1996
14	JP	H03019405	1/19/1991	H04237910	8/26/1992	3149441	1/19/2001
15	JP	H03030398	2/25/1991	H04269471	9/25/1992	3143932	1/5/2001
16	JP	H03056698	3/20/1991	H04292809	10/16/1992	3350935	9/20/2002
17	JP	H04033421	2/20/1992	H05234626	9/10/1993	2998398	11/5/1999
18	JP	H08059184	3/15/1996	H08335414	12/17/1996
19	JP	H08070098	3/26/1996	H09259660	10/3/1997
20	JP	H08117913	5/13/1996	H09306565	11/28/1997
21	JP	H09040887	2/25/1997	H10239260	9/11/1998	3171131	3/23/2001
22	JP	H10119093	4/28/1998	H11312420	11/9/1999
23	JP	2000-019713	1/28/2000	2000-311526	11/7/2000
24	JP	H11127886	5/10/1999	2000-322957	11/24/2000
25	JP	H11185789	6/30/1999	2001-014961	1/19/2001
26	JP	H11373238	12/28/1999	2001-184956	7/6/2001
27	JP	H11373239	12/28/1999	2001-184957	7/6/2001
28	JP	2000-123522	4/25/2000	2001-307566	11/2/2001
29	JP	2000-044291	2/22/2000	2001-236835	8/31/2001
30	JP	2001-038367	2/15/2001	2002-093252	3/29/2002

31	JP	2000-258841	8/29/2000	2002-075091	3/15/2002
32	JP	2000-258753	8/29/2000	2002-075080	3/15/2002
33	[**]	[**]	[**]
34	JP	S63109327	5/2/1988	S64071022	3/16/1989	2514690	4/30/1996
35	JP	S62073284	3/26/1987	S63239147	10/5/1988	2565894	10/3/1996
36	JP	S62095861	4/18/1987	S63261617	10/28/1988	2590096	12/5/1996
37	JP	H01026096	2/4/1989	H02207416	8/17/1990	2844632	10/30/1998
38	JP	H03056687	3/20/1991	H04292812	10/16/1992	2855869	11/27/1998
39	JP	S63025108	2/5/1988	H01140520	6/1/1989	2877149	1/22/1999
40	JP	H02104305	4/18/1990	H04001002	1/6/1992	2995796	10/29/1999
41	JP	H10369802	12/25/1998	2000-195348	7/14/2000	2998757	11/5/1999
42	JP	H02113058	4/28/1990	H04012413	1/17/1992	3008440	12/3/1999
43	JP	H02003990	1/10/1990	H03208211	9/11/1991	3109076	9/14/2000
44	JP	H01289788	11/7/1989	H03152810	6/28/1991	3143903	1/5/2001
45	JP	H01343487	12/27/1989	H03201319	9/3/1991	3149170	1/19/2001
46	JP	H02009459	1/17/1990	H03214516	9/19/1991	3149429	1/19/2001
47	JP	H05174800	6/21/1993	H07086026	3/31/1995
48	JP	H06135395	6/17/1994	H08007675	1/12/1996
49	JP	H07078629	4/4/1995	H08273451	10/18/1996
50	JP	H08026474	2/14/1996	H09223426	8/26/1997
51	JP	H08274811	10/17/1996	H10125147	5/15/1998
52	JP	H09096126	4/14/1997	H10289623	10/27/1998
53	JP	H09133619	5/23/1997	H10321065	12/4/1998
54	JP	H09133620	5/23/1997	H10321066	12/4/1998
55	JP	H09290574	10/23/1997	H11126523	5/11/1999
56	JP	H10051619	3/4/1998	H11250746	9/17/1999
57	JP	H10277433	9/30/1998	2000-106042	4/11/2000
58	JP	H11025852	2/3/1999	2000-222956	8/11/2000
59	JP	H11213457	7/28/1999	2000-200518	7/18/2000
60	[**]	[**]	[**]
61	[**]	[**]	[**]
62	[**]	[**]	[**]
63	[**]	[**]	[**]

Exhibit B

Jointly Owned with Others

Wire & Process

No.	Country	Application No.	File Date	Publication No.	Publicate Date	Patent No.	Issue Date	Co Owner
1	JP	H05056600	3/17/1993	H06267352	9/22/1994			Kansai Electric Power Co
2	JP	H05002548	1/11/1993	H06208809	7/26/1994			Japan Atomic Energy Research Institute
3	JP	H09191266	7/16/1997	H11039963	2/12/1999			Tokyo Electric Power Co
4	JP	H09210886	8/5/1997	H11053960	2/26/1999			Tokyo Electric Power Co
5	JP	H10318063	11/9/1998	2000-149676	5/30/2000			Tokyo Electric Power Co
6	JP	H08349504	12/27/1996	H10194744	7/28/1998			Hiroshi Maeda
7	JP	H10133330	5/15/1998	H11322340	11/24/1999			Hiroshi Maeda
8	[**]	[**]	[**]					[**]
9	JP	H09015148	1/29/1997	H10212123	8/11/1998			Mikio Takano et.al.

EXHIBIT E

LICENSE AGREEMENT

(EXCLUSIVE)

This Agreement, made and entered into this 6th day of July, 1987, (the Effective Date) by and between MASSACHUSETTS INSTITUTE OF TECHNOLOGY, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139 U.S.A. (hereinafter referred to as M.I.T.), and AMERICAN SUPERCONDUCTOR CORPORATION, a corporation duly organized under the laws of Delaware and having its principal office c/o American Research and Development Inc., 45 Milk Street, Boston, Massachusetts 02109 (hereinafter referred to as LICENSEE).

WITNESSETH

WHEREAS, M.I.T, is the owner of certain “Patent Rights” (as later defined herein) relating to M.I.T. Case No. 4405, “Process for Making Super Conducting Oxides (in usable form) by Oxidation of Alloys of the Metallic Constituent’s”, by John B. VanderSande and Gregory J. Yurek, and has the right to grant licenses under said Patent Rights;

WHEREAS, M.I.T. desires to have the Patent Rights utilized in the public interest and is willing to grant a license thereunder;

WHEREAS, LICENSEE has represented to M.I.T., to induce M.I.T. to enter into this Agreement, that the LICENSEE is willing to commit itself to a thorough, vigorous and diligent program of exploiting the Patent Rights so that public utilization shall result therefrom; and

WHEREAS, LICENSEE desires to obtain a license under the Patent Rights upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE I—DEFINITIONS

For the purposes of this Agreement, the following words and phrases shall have the following meanings:

1.1 “LICENSEE” shall mean American Superconductor Corporation and any subsidiary of American Superconductor Corporation.

1.2 “Subsidiary” shall mean any corporation, company or other entity more than fifty percent (50%) of whose voting stock is owned or controlled directly or indirectly by American Superconductor Corporation.

1.3 “Patent Rights” shall mean the United States and Foreign patent applications set forth in Appendix A attached hereto and made a part hereof (hereinafter referred to as the “Patent Rights Patent Application(s)”), and the United States patents and Foreign patents issuing from said pending Patent Rights Patent Application(s) or later-filed foreign applications based upon any of said United States patents and applications (hereinafter referred to as the “Patent Rights Patent (s)”) and any continuations, continuations-in-part, divisions, reissues and extensions of any of the foregoing.

1.4 “Improvements” shall mean any and all modifications, refinements, etc. dominated by the Patent Rights claims and conceived or reduced to practice over the next three (3) years by Yurek or VanderSande or under the direction of Yurek or VanderSande where Yurek or VanderSande are the principal investigators, provided, however, that any rights to such Improvements granted herein are subject to M.I.T. contractual commitments to third party sponsors of research under which Improvements are made.

1.5 A “Licensed Product” shall mean any product or part thereof which:

(a)	is covered in whole or in part by (i) a pending claim contained in a Patent Rights Patent Application in the country in which any Licensed Product is made, used or sold or (ii) a valid and unexpired claim contained in a Patent Rights Patent in the country in which any Licensed Product is made, used or sold; or

(b)	is manufactured by using a process which is covered in whole or in part by (i) a pending claim contained in a Patent Rights Patent Application in the country in which any Licensed Process is used or (ii) a valid or unexpired claim contained in a Patent Rights Patent in the country in which any Licensed Process is used.

1.6 A “Licensed Process” shall mean any process for making Licensed Products which is covered in whole or in part by:

(a)	a pending claim contained in a Patent Rights Patent Application; or

(b)	a valid and unexpired claim contained in a Patent Rights Patent.

1.7 “Net Sales Price” shall mean LICENSEE’s billings for Licensed Products produced hereunder less the sum of the following:

(a)	Discounts allowed in amounts customary in the trade;

(b)	Sales, tariff duties and/or use taxes directly imposed and with reference to particular sales;

(c)	Outbound transportation prepaid or allowed; and

(d)	Amounts allowed or credited on returns.

No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by LICENSEE and on its payroll, or for cost of collections. Licensed Products shall be considered “sold” when LICENSEE receives payment.

ARTICLE II—GRANT

2.1 M.I.T. hereby grants to LICENSEE the right and license to make, have made, use, lease and sell the Licensed Products, and to practice the Licensed Processes worldwide for all fields of use to the end of the term for which the Patent Rights are granted unless sooner terminated as hereinafter provided.

2.2 In order to establish a period of exclusivity for LICENSEE, M.I.T. hereby agrees that it shall not grant any other license to make, have made, use, lease and sell Licensed Products or to utilize Licensed Processes during the period of time commencing with the Effective Date of this Agreement and terminating with the first to occur of:

(a)	The expiration of eight (8) years after the first commercial sale of a Licensed Product or first commercial use of a Licensed Process; or

(b)	The expiration of eleven (11) years after the Effective Date of this Agreement.

2.3 At the end of the exclusive period, the license granted hereunder shall become nonexclusive and shall extend to the end of the term or terms for which any Patent Rights are issued, unless sooner terminated as hereinafter provided.

2.4 LICENSEE shall have the right to sublicense any of the rights, privileges and license granted hereunder. However, in no event may LICENSEE sublicense the Patent Rights at rates lower than those set forth in Article IV, without the prior written consent of M.I.T.

2.5 LICENSEE hereby agrees that every sublicensing agreement to which it shall be a party and which shall relate to the rights, privileges and license granted hereunder shall contain a statement setting forth the date upon which LICENSEE’s exclusive rights, privileges and license hereunder shall terminate.

2.6 LICENSEE agrees that any sublicenses granted by it shall provide that the obligations of this Agreement shall be binding upon the sublicensee as if At were a party to this Agreement. LICENSEE further agrees to attach copies of Articles II, V, VII, IX, X, XII, XIII, and XV of this Agreement to all sublicense agreements.

2.7 LICENSEE agrees to forward to M.I.T. a copy of any and all fully executed sublicense agreements, and further agrees to forward to M.I.T. annually a copy of such reports received by LICENSEE from its sublicensees during the preceding twelve (12) month period under the sublicenses as shall be pertinent to a royalty accounting under said sublicense agreements. If requested by LICENSEE, M.I.T. agrees to keep the names of sublicensees confidential.

2.8 LICENSEE shall not receive from sublicensees anything of value in lieu of cash payments based upon payment obligations of any sublicense under this Agreement, without the express prior written permission of M.I.T.

2.9 M.I.T. also grants the right to LICENSEE, upon LICENSEE’s election, to add to the Patent Rights of Appendix A patents filed or granted to Improvements, for the sum of [**] ($[**]) Dollars per Improvement patent.

2.10 The license granted hereunder shall not be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology not specifically set forth in Appendix A hereof.

ARTICLE III—DUE DILIGENCE

3.1 LICENSEE shall use reasonable efforts to bring one or more Licensed Products or Licensed Processes to market through a thorough, vigorous and diligent program for exploitation of the Patent Rights.

3.2 In addition, LICENSEE shall adhere to the following milestones:

(a)	LICENSEE shall deliver to M.I.T. on or before six (6) months from the Effective Date a business plan showing the amount of money, number and kind of personnel and time budgeted and planned for each phase of development of the Licensed Products and Licensed Processes and shall provide financial summary reports to M.I.T. on an annual basis on or before the 90th day following the end of LICENSEE’s fiscal year.

(b)	LICENSEE shall commercialize the Licensed Products or Licensed Processes within three (3) years as demonstrated by [**] Dollars ($[**]) in the combination of licensing, sales or contract research revenue and firm third party commitments for licensing, orders or contract research.

(c)	LICENSEE shall raise at least [**] ($[**]) Dollars in equity investment within one (1) year of the Effective Date of this Agreement.

3.3 LICENSEE’s failure to perform in accordance with Paragraphs 3.1 and 3.2 above shall be grounds for M.I.T. to terminate this Agreement pursuant to Paragraph 7.3 hereof.

ARTICLE IV—COMPENSATION

4.1 For the rights, privileges and license granted hereunder, LICENSEE shall pay to M.I.T. in the manner hereinafter provided to the end of the term of the Patent Rights or until this Agreement shall be terminated as hereinafter provided:

(a)	A license issue royalty fee of [**] Dollars ($[**]), which said license issue fee shall be deemed earned and due within five (5) days following the execution of this Agreement.

(b)

A royalty in an amount equal to t[**] ([**]%) percent of the Net Sales Price of the Licensed Products leased or sold by or for LICENSEE or its sublicensees. In the event that LICENSEE is required to pay third parties royalties in excess of [**]% of Net Sales Price, M.I.T.’s royalty rate shall be lowered by half of the royalties paid in excess of [**]% to such third parties; provided, however, that in no event shall M.I.T.’s royalty hereunder be less than [**]% of Net Sales Price.

(c)	In the event that LICENSEE’S royalty payment to M.I.T. pursuant to Paragraph 4.1(b), during the third year after the [**] Dollars, LICENSEE shall, with its last report for said years, pay to M.I.T. the difference between said sum and the total royalties due M.I.T. for said year under 4.1(b) above.

4.2 No multiple royalties shall be payable because any Licensed Product, its manufacture, lease or sale are or shall be covered by more than one patent application or patent licensed under this Agreement.

4.3 Royalty payments shall be paid in United States dollars in Cambridge, Massachusetts, or at such other place as M.I.T. may reasonably designate consistent with the laws and regulations controlling in any foreign country. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rate prevailing at the Chase Manhattan Bank (N.A.) on the last business day of the calendar quarterly reporting period to which such royalty payments relate.

4.4 M.I.T. shall receive Common Stock, $.01 par value, from LICENSEE in an amount equal to [**]% of LICENSEE’s existing shares of all types following a $[**] financing of LICENSEE. In connection with the issuance of the stock, LICENSEE shall grant to M.I.T. a right of first refusal to participate, to the extent of its percentage interest in LICENSEE at such time, in future financings by LICENSEE. M.I.T. shall, at the time the stock is issued, designate one officer of M.I.T. who shall be empowered to vote, consent or otherwise take all actions relating to approvals by stockholders with respect to all stock of LICENSEE owned or to be acquired by M.I.T.

ARTICLE V—REPORTS AND RECORDS

5.1 LICENSEE shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to M.I.T. hereunder. Said books of account shall be kept at LICENSEE’S principal place of business or the principal place of business of the appropriate Division of LICENSEE to which this Agreement relates. Said books and the supporting data shall be open at all reasonable times for five (5) years following the end of the calendar year to which they pertain, to the inspection of

M.I.T. or its agents for the purpose of verifying LICENSEE’s royalty statement or compliance in other respects with this Agreement.

5.2 LICENSEE, within thirty (30) days after March 31, June 30, September 30 and December 31, of each year, shall deliver to M.I.T. true and accurate reports, giving such. particulars of the business conducted by LICENSEE and its sublicensees during the preceding three-month period under this Agreement as shall be pertinent to a royalty accounting hereunder. These shall include at least the following:

(a)	All Licensed Products manufactured and sold.

(b)	Total billings and collections for Licensed Products sold.

(c)	Accounting for all Licensed Processes used or sold.

(d)	Deductions applicable as provided in Paragraph 1.7.

(e)	Total royalties due.

(f)	Names and addresses of all sublicensees of LICENSEE.

5.3 With each such report submitted, LICENSEE shall pay to M.I.T. the royalties due and payable under this Agreement. If no royalties shall be due, LICENSEE shall so report.

5.4 On or before the 90th day following the close of LICENSEE’s fiscal year, LICENSEE shall provide M.I.T. LICENSEE’s certified financial statements for the preceding fiscal year including, at a minimum, a Balance Sheet and an operating

5.5 The royalty payments set forth in this Agreement. shall, if overdue, bear interest until payment at a per annum rate four percent (4%) above the prime rate in effect at the Chase Manhattan Bank (N.A.) on the due date. The payment of such interest shall not foreclose M.I.T. from exercising any other rights it may have as a consequence of the lateness of any payment.

ARTICLE VI—PATENT PROSECUTION

6.1 M.I.T. shall apply for, seek prompt issuance of, and maintain during the term of this Agreement the Patent Rights set forth in Appendix A. The prosecution and maintenance of all Patent Rights Patents and Applications shall be the primary responsibility of M.I.T.; provided, however, LICENSEE shall have reasonable opportunities to advise M.I.T. and shall cooperate with M.I.T. in such prosecution and maintenance.

6.2 Payment of all fees and costs relating to the filing, prosecution, and maintenance of the Patent Rights shall be the responsibility of LICENSEE.

ARTICLE VII—TERMINATION

7.1 If LICENSEE shall cease to carry on its business, this Agreement shall terminate upon notice by M.I.T.

7.2 Should LICENSEE fail to pay M.I.T. royalties due and payable hereunder, M.I.T. shall have the right to terminate this Agreement on thirty (30) days notice, unless LICENSEE shall pay M.I.T., within the thirty (30) day period, all such royalties and interest due and payable. Upon the expiration of the thirty (30) day period, if LICENSEE shall not have paid all such royalties and interest due and payable, the rights, privileges and license granted hereunder shall terminate.

7.3 Upon any material breach or default of this Agreement by LICENSEE, other than those occurrences set out in Paragraphs 7.1 and 7.2 hereinabove, which shall always take precedence in that order over any material breach or default referred to in this Paragraph 7.3, M.I.T. shall have the right to terminate this Agreement and the rights, privileges and license granted hereunder by ninety (90) days’ notice to LICENSEE. Such termination shall become effective unless LICENSEE shall have cured any such breach or default prior to the expiration of the ninety (90) day period.

7.4 LICENSEE shall have the right to terminate this Agreement at any time on six (6) months’ notice to M.I.T., and upon payment of all amounts due M.I.T.

7.5 Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination. LICENSEE and any sublicensee thereof may, however, after the effective date of such termination, sell all Licensed Products, and complete Licensed Products in the process of manufacture at the time of such termination and sell the same, provided that LICENSEE shall pay to M.I.T. the royalties thereon as required by Article IV of this Agreement and shall submit the reports required by Article V hereof on the sales of Licensed Products.

7.6 Upon termination of this Agreement for any reason during the exclusive period, any sublicensee not then in default shall have the right to obtain an, equivalent license from M.I.T.

ARTICLE VIII—ARBITRATION

8.1 Except as to issues relating to the validity, construction or effect of any patent licensed hereunder, any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement, which have not been resolved by good faith negotiations between. the parties, shall be resolved by final and binding arbitration in Boston, Massachusetts under the rules of the American Arbitration Association then obtaining. The arbitrators shall have no power to add to, subtract from or modify any of the terms or conditions of this Agreement. Any award rendered in such arbitration may be enforced by either party in either the courts of the commonwealth of Massachusetts or in the United States District Court for the District of Massachusetts, to whose jurisdiction for such purposes M.I.T. and LICENSEE each hereby irrevocably consents and submits. Each party agrees to pay its own expenses incurred in connection with such arbitration.

8.2 Claims, disputes or controversies concerning the validity, construction or effect of any patent licensed hereunder shall be resolved in any court having jurisdiction thereof.

8.3 In the event that, in any arbitration proceeding, any issue shall arise concerning the validity, construction or effect of any patent licensed hereunder, the arbitrators shall assume the validity of all claims as set forth in such patent; in any event the arbitrators shall not delay the arbitration proceeding for the Purpose of obtaining or permitting either party to obtain judicial resolution of such issue, unless an order staying such arbitration proceeding shall be entered by a court of competent jurisdiction. Neither party shall raise any issue concerning the validity, construction or effect of any patent licensed hereunder in any proceeding to enforce any arbitration award hereunder or in any proceeding otherwise arising out of any such arbitration award.

8.4 Notwithstanding the foregoing, nothing in this Article shall be construed to waive any rights or timely performance of any obligations existing under this Agreement.

ARTICLE IX—INFRINGEMENT

9.1 LICENSEE shall inform M.I.T. promptly in writing o f any alleged infringement and of any available evidence of infringement by a third party of any patents within the Patent Rights.

9.2 During the term of this Agreement, LICENSEE shall have the right, but shall not be obligated, to prosecute at its own expense any such infringements of the patent Rights and, in furtherance of such right, LICENSEE hereby agrees that M.I.T. may join LICENSEE as a party plaintiff in any such suit, without expense to M.I.T., provided, however, that such right to bring an infringement action shall remain in effect only for so long as the license granted herein remains exclusive. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of M.I.T., which consent shall not unreasonably be withheld. LICENSEE shall indemnify M.I.T. against any order for costs that may be made against M.I.T. in such proceedings. The total cost of any such infringement action commenced or defended solely by LICENSEE shall be borne by LICENSEE, and LICENSEE shall keep any recovery or damages for past infringement derived therefrom, after the payment to M.I.T. of royalties on the infringing products or processes at a royalty rate equal to that of Paragraph 4.1(b).

9.3 If within six (6) months after having been notified of any alleged infringement, LICENSEE shall have been unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, or if LICENSEE shall notify M.I.T. at any time prior thereto of its intention not to bring suit against any alleged infringer, then, and in those events only, M.I.T. shall have the right, but shall not be obligated, to prosecute at its own expense any infringement of the Patent Rights, and M.I.T. may, for such purposes, use the name of LICENSEE as party plaintiff without expense to LICENSEE, and M.I.T. shall keep any recovery or damages derived therefrom.

9.4 In the event that LICENSEE shall undertake the enforcement and/or defense of the Patent Rights by litigation, LICENSEE may withhold up to fifty, percent (50%) of the royalties otherwise thereafter due M.I.T. hereunder and apply the same toward reimbursement of its expenses, including reasonable attorneys’ fees, in connection therewith. Any recovery of damages by LICENSEE for any such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of LICENSEE relating to the suit, and next toward reimbursement of M.I.T. for any royalties past due or withheld and applied pursuant to this Article IX.

9.5 In the event that a declaratory judgment action alleging invalidity or noninfringement of any of the Patent Rights shall be brought against LICENSEE, M.I.T., at its option, shall have the right, within thirty (30) days after commencement of such action, to intervene and take over the sole defense of the action at its own expense.

9.6 In any infringement suit as either party may institute to enforce the Patent Rights pursuant to this Agreement, the other party hereto shall, at the request and expense of the party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

9.7 LICENSEE, during the exclusive period of this Agreement, shall have the sole right in accordance with the terms and conditions herein to sublicense any alleged infringer under the Patent Rights for future infringements.

ARTICLE X—PRODUCT LIABILITY

10.1 LICENSEE shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold M.I.T., its trustees, officers, employees and affiliates, harmless against all claims and expenses, including legal expenses and reasonable attorneys, fees, arising out of the death of or injury to any person or persons or out of any damage to property and against any other claim, proceeding, demand, expense and liability of any kind whatsoever resulting from the production, manufacture, sales, use, lease, consumption or advertisement of the Licensed Product(s) and/or Licensed Process(es) or arising from any obligation of LICENSEE hereunder.

10.2 LICENSEE shall use reasonable efforts to obtain and carry in full force and effect liability insurance which shall protect LICENSEE and M.I.T. in regard to events covered by Paragraph 10.1 above.

10.3 Except as otherwise expressly set forth in this Agreement, M.I.T. makes no representations and extends no warranties of any kind, either express or implied, including but not limited to warranties of merchantability, fitness for a particular purpose, and validity of Patent Rights claims issued or pending.

ARTICLE XI—ASSIGNMENT

This Agreement may not be assigned except in conjunction with the sale or transfer of substantially all of LICENSEE’S assets.

ARTICLE XII—NON-USE OF NAMES

LICENSEE shall not use the names of the Massachusetts Institute of Technology nor of any of its employees, nor any adaptation thereof, in any advertising, promotional or sales literature without prior written consent obtained from M.I.T. in each case, except that LICENSEE may state that it is licensed by M.I.T. under one or more of the patents and/or applications comprising the Patent Rights.

ARTICLE XIII—EXPORT CONTROLS

It is understood that M.I.T. is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended, and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. M.I.T. neither represents that a license shall not be required nor that, if required, it shall be issued.

ARTICLE XIV—PAYMENTS, NOTICES

AND OTHER COMMUNICATIONS

Any payment, notice or other communication pursuant to this Agreement shall be sufficiently made or given on the date of mailing if sent to such party by certified first class mail, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party:

In the case of M.I.T.:

Director

Technology Licensing Office

Massachusetts Institute of Technology

77 Massachusetts Avenue, Room E32-300

Cambridge, Massachusetts 02139

In the case of LICENSEE:

President

American Superconductor Corporation

c/o American Research and Development Inc.

45 Milk Street

Boston, Massachusetts 02109

ARTICLE XV—MISCELLANEOUS PROVISIONS

15.1 This Agreement shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., except that questions affecting the construction and effect of any patent shall be-determined by the law of the country in which the patent was granted.

15.2 The parties hereto acknowledge that this Agreement sets forth the entire Agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto.

15.3 The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

15.4 LICENSEE agrees to mark the Licensed Products sold in the United States with all applicable United States patent numbers. All Licensed Products shipped to or sold in other countries shall be marked in such a manner as to conform with the patent laws and practice of the country of manufacture or sale.

15.5 The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals and duly executed this Agreement the day and year set forth below.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

By	/s/ George H. Dummer

Name	George H. Dummer, Director

Title	Office of Sponsored Programs

Date	7/6/87

AMERICAN SUPERCONDUCTOR CORPORATION

By	/s/ George McKenney

Name	George McKenney

Title	President

Date	7/2/87

Appendix A

M.I.T. Case No. 4405

“Process for Making Super Conducting Oxides (in usable form) by oxidation of Alloys of the Metallic Constituents”

By John B. VanderSande and Gregory J. Yurek

A-1